Filed pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as Amended
                                                             File no. 333-179878



THE INFORMATION IN THIS PRELIMINARY PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH AND DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION. THIS PRELIMINARY PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS ARE NOT AN OFFER TO SELL THESE SECURITIES AND ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
             PRELIMINARY PROSPECTUS SUPPLEMENT DATED JULY 25, 2012



PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JULY 25, 2012)

                                2,800,000 SHARES
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND

                                 COMMON SHARES
                                  $ PER SHARE

      First Trust Energy Income and Growth Fund (the "Fund") is offering 2,800,000 of its common shares of beneficial interest, par value $0.01 per share, pursuant to this prospectus supplement and the accompanying prospectus dated July 25, 2012 ("Common Shares"). The Fund is a non-diversified, closed-end management investment company which commenced investment operations in June 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector. This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing.

      The Fund's currently outstanding common shares of beneficial interest are, and the Common Shares offered by this prospectus supplement and the accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE Amex under the symbol "FEN." The last reported sale price of the Fund's common shares on July 24, 2012 was $31.49 per share. The net asset value per share of the Fund's common shares at the close of business on July 24, 2012 was $28.55.

      THIS INVESTMENT INVOLVES RISKS. SEE "RISKS" BEGINNING ON PAGE 39 OF THE ACCOMPANYING PROSPECTUS. YOU SHOULD CONSIDER CAREFULLY THESE RISKS TOGETHER WITH ALL OF THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE ANY COMMON SHARES.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                PER SHARE          TOTAL(1)
Public offering price                              $                  $
Underwriting discount                              $                  $
Proceeds, before expenses, to the Fund(2)          $                  $
-------------------------------
(1) The Fund has granted the underwriters the option to purchase up to an additional 420,000 Common Shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus supplement solely to cover over-allotments, if any. If the underwriters exercise the option in full, the total public offering price will be $ , the total underwriting discount will be $ , and the total proceeds, before expenses, to the Fund will be $ .
(2) The aggregate offering expenses are estimated to be approximately $ , all of which will be borne by the Fund.

      The underwriters are offering the Common Shares as set forth under "Underwriting" beginning on page S-10 of this prospectus supplement.

      The underwriters expect to deliver the Common Shares on or about   , 2012.


                          Joint Book-Running Managers

MORGAN STANLEY                      CITIGROUP                RBC CAPITAL MARKETS

                                Co-Lead Managers

OPPENHEIMER & CO.                                                  BAIRD

            The date of this Prospectus Supplement is  July  , 2012

      This prospectus supplement, together with the accompanying prospectus and the SAI, as defined below, sets forth concisely the information that you should know before investing. You should read the prospectus supplement and the accompanying prospectus, which contain important information about the Fund, before deciding whether to invest in the Common Shares. This prospectus supplement and the accompanying prospectus should also be retained for future reference. The Statement of Additional Information (the "SAI"), dated July 25, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the SAI are part of a "shelf" registration statement on Form N-2 (the "Registration Statement") that the Fund filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the SAI, you should rely on this prospectus supplement. You may request a free copy of the SAI, the table of contents of which is on page 69 of the accompanying prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling
(800) 988-5891, by writing to the Fund or from the Fund's or the Advisor's (as defined herein) website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or the Advisor's website, whether currently posted or posted in the future, is not part of this prospectus supplement, the accompanying prospectus or the documents incorporated by reference in this prospectus supplement and the accompanying prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

                       _________________________________

THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS
                                                                            PAGE
                             PROSPECTUS SUPPLEMENT


CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS....................S-iii
PROSPECTUS SUPPLEMENT SUMMARY...............................................S-1
CAPITALIZATION..............................................................S-8
MARKET AND NET ASSET VALUE INFORMATION......................................S-9
USE OF PROCEEDS............................................................S-10
UNDERWRITING...............................................................S-10
EXPERTS....................................................................S-13
LEGAL MATTERS..............................................................S-13
AVAILABLE INFORMATION......................................................S-13
INDEX TO UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE SIX MONTHS
   ENDED MAY 31, 2012...................................................... F-1



                                   PROSPECTUS
PROSPECTUS SUMMARY............................................................1
SUMMARY OF FUND EXPENSES.....................................................24
FINANCIAL HIGHLIGHTS.........................................................26
SENIOR SECURITIES............................................................28
MARKET AND NET ASSET VALUE INFORMATION.......................................29
THE FUND.....................................................................30
USE OF PROCEEDS..............................................................30
THE FUND'S INVESTMENTS.......................................................30
USE OF FINANCIAL LEVERAGE....................................................36
RISKS........................................................................39
MANAGEMENT OF THE FUND.......................................................53
NET ASSET VALUE..............................................................55
DISTRIBUTIONS................................................................56
DIVIDEND REINVESTMENT PLAN...................................................56
PLAN OF DISTRIBUTION.........................................................57
DESCRIPTION OF SHARES........................................................59
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS...................62
STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CHANGE IN
   FUND STRUCTURE............................................................63
TAX MATTERS..................................................................64
CORPORATE FINANCE SERVICES AND CONSULTING FEE................................68
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT..................................68
LEGAL OPINIONS...............................................................68
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION................69

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IN MAKING YOUR INVESTMENT DECISION. THE FUND HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH DIFFERENT OR INCONSISTENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THE DATES ON THEIR COVERS OR THE DATES OF SUCH INFORMATION, AS APPLICABLE. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE SUCH DATES.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

      This prospectus supplement, the accompanying prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Factors that could materially affect the Fund's actual results include the performance of the portfolio of securities held by the Fund, the timing and amount of distributions and dividends from the MLPs and MLP-related entities in which the Fund invests, the conditions in the U.S. and international financial, petroleum, energy and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the "Risks" section of the accompanying prospectus and in the Fund's periodic filings with the SEC.

      Although the Fund believes that the expectations expressed in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, including those disclosed in the "Risks" section of the accompanying prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the "Securities Act").

      Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of the accompanying prospectus. The Fund urges you to review carefully this section for a more detailed discussion of the risks of an investment in its securities.

                         PROSPECTUS SUPPLEMENT SUMMARY

      The following summary contains basic information about the Fund and the securities offered hereby. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the SAI, especially the information set forth under the heading "Risks" beginning on page 39 of the accompanying prospectus.

THE FUND

      First Trust Energy Income and Growth Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded MLPs and related public entities in the energy sector. The Fund commenced operations upon completion of its initial public offering of common shares in June 2004, raising approximately $122 million in equity after the payment of offering expenses. As of June 30, 2012, the Fund had 14,125,684 common shares outstanding and net assets applicable to common shares of approximately $395 million. In March 2012, the Board of Trustees of the Fund approved a name change for the Fund from "Energy Income and Growth Fund" to "First Trust Energy Income and Growth Fund."

INVESTMENT ADVISOR AND SUB-ADVISOR

      First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's sub-advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Fund's sub-advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

      First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $54 billion in assets which it managed or supervised as of June 30, 2012.

      Energy Income Partners is a Delaware limited liability company and a registered investment advisor, which provides professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment advisor to investment portfolios with approximately $1.6 billion in assets which it managed or supervised as of June 30, 2012.

      Pursuant to the investment management agreement between First Trust Advisors and the Fund, the Fund pays an annual management fee for the services and facilities provided by First Trust Advisors, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than debt representing leverage).

      The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. See "Management of the Fund" on page 53 of the accompanying prospectus.

      First Trust Capital Partners, LLC, an affiliate of the Advisor, owns, through a wholly-owned subsidiary, a 15% equity interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor.

MANAGEMENT OF THE FUND

      The Board of Trustees of the Fund is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI. As of June 30, 2012, the Fund had three employees.

PORTFOLIO INVESTMENTS

      The Fund's investments consist of equity and/or debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

      Under normal market conditions, as a non-fundamental policy, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities, and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

      The Fund has adopted the following additional non-fundamental investment policies:

      o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

      o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's Investors Service, Inc. and at least "B-" by Standard & Poor's Ratings Group at the time of purchase, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Sub-Advisor.

      o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

      o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of financial leverage or market risks associated with the Fund's portfolio.

      o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

      To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio.

      See "The Fund's Investments" beginning on page 30 of the accompanying prospectus.

      As of June 30, 2012, the Fund's top 10 holdings by issuer were:


                                                       PERCENTAGE OF
NAME                                                 TOTAL INVESTMENTS*
---------------------------------------------     -------------------------
Enterprise Products Partners, L.P.                         7.49%
Magellan Midstream Partners, L.P.                          7.46
Plains All American Pipeline, L.P.                         6.44
Kinder Morgan Management, LLC                              5.43
Sunoco Logistics Partners, L.P.                            3.90
NuStar Energy, L.P.                                        3.79
Williams Cos., Inc.                                        3.66
ONEOK Partners, L.P.                                       3.56
Buckeye Partners, L.P.                                     3.29
Enbridge Energy Partners, L.P.                             3.01
                                                  -------------------------
          Total                                           48.03%

_______________________
* As of June 30, 2012, the value of the Fund's investment portfolio was $620,520,505.

RECENT EQUITY SALES

      In February, April (including an overallotment option exercised in May) and November 2010, and in July 2011, the Fund sold 805,000, 1,955,000, 1,600,000 and 2,800,000 common shares, respectively, in underwritten public offerings. Net proceeds of the offerings of $179,250,709 (excluding underwriters' commissions and offering costs) were used to acquire portfolio securities in accordance with the Fund's investment objective and policies and for general corporate purposes.

      During the fiscal years ended November 30, 2009 and 2010, the Fund also sold 259,962 common shares pursuant to an "at-the-market" equity sales agreement (the "Equity Sales Agreement") with a registered broker-dealer, with net proceeds of $5,558,502 (excluding agent commissions and offering costs) used to acquire portfolio securities in accordance with the Fund's investment objectives and policies and for general corporate purposes. Under the Equity Sales Agreement, the Fund may offer and sell up to 1,000,000 of the Fund's common shares from time to time through such broker-dealer, as agent for the offer and sale of the Fund's common shares. The Fund has suspended sales of common shares under the Equity Sales Agreement during the offering of the Common Shares and may resume sales on the 90th day following the date of the prospectus supplement, which restricted period may be extended if, during the last 17 days of the restricted period the Fund issues an earnings release or material news or a material event relating to the Fund occurs or, prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period. Such restricted period may also be shortened with the consent of Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC. See "Underwriting" beginning on page S-10.

FINANCIAL LEVERAGE

      The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. that has a maximum commitment amount of $162,000,000 (the "Commitment Facility"). As of June 30, 2012, the principal amount of borrowings under the Commitment Facility was $137,900,000, representing approximately 25.85% of the Fund's Managed Assets. As of June 30, 2012, outstanding balances under the Commitment Facility generally accrued interest at a variable annual rate equal to three-month LIBOR plus 0.80%. The Commitment Facility also has an annual unused fee of 0.80% on the unutilized funds available for borrowing. The total annual interest and fee rate as of June 30, 2012 was 1.19%, based on the total commitment of $162,000,000 as of June 30, 2012. Based upon the terms of the Commitment Facility as of June 30, 2012, assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 1.19%) and leverage as a percentage of the Fund's Managed Assets remains at 25.85%, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.36%.

      Adjusted to reflect the impact of the 2,800,000 Common Shares issued in the offering contemplated by this prospectus supplement and the accompanying prospectus and an anticipated leverage percentage of approximately % of the Fund's Managed Assets, based upon the terms of the Commitment Facility as of June 30, 2012, the total annual interest and fee rate as of June 30, 2012 would be % and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be %. The following table is designed to illustrate the effect of leverage on common share total return after the issuance of Common Shares contemplated by this prospectus supplement and the accompanying prospectus, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks - Leverage Risk", beginning on page 45 of the accompanying prospectus. The table further assumes leverage representing % of the Fund's Managed Assets, net of expenses, and the Fund's annual leverage interest and fee rate of % as of June 30, 2012. Prior approval from the Commitment Facility lender will be required for borrowings above $162,000,000 under the Commitment Facility. There is no assurance that such approval will be obtained.

    Assumed Portfolio Total Return (Net of Expenses)........  -10%        -5%         0%        5%        10%
    Common Share Total Return...............................    %          %          %         %          %

DISTRIBUTIONS

      The Fund has paid distributions to common shareholders every quarter since inception. Payment of future distributions is subject to approval by the Fund's Board of Trustees, as well as meeting the covenants of any senior debt and the asset coverage requirements of the 1940 Act, including covenants contained in the Commitment Facility. The Fund's next regularly scheduled quarterly distribution in the amount of $0.49 per share for the quarter ending July 31, 2012 has been approved by the Board of Trustees and will be paid to holders of record as of July 24, 2012 on or about July 31, 2012 (the "July 2012 Distribution"). The July 2012 Distribution will not be paid to purchasers of Common Shares issued in this offering. The distributions the Fund has paid since inception are as follows:



                PAYMENT DATE                    DISTRIBUTION PER SHARE ($)
               October 29, 2004                           0.3250
               January 31, 2005                           0.3300
               April 29, 2005                             0.3300
               July 29, 2005                              0.3300
               October 31, 2005                           0.3350
               January 31, 2006                           0.3350
               April 28, 2006                             0.3400
               July 31, 2006                              0.3450
               October 31, 2006                           0.3550
               January 31, 2007                           0.3750
               April 30, 2007                             0.3800
               July 31, 2007                              0.3850
               October 31, 2007                           0.3850
               January 31, 2008                           0.3850
               April 30, 2008                             0.3950
               July 31, 2008                              0.4400
               October 31, 2008                           0.4400
               January 30, 2009                           0.4400
               April 30, 2009                             0.4400
               July 31, 2009                              0.4400
               October 30, 2009                           0.4400
               January 29, 2010                           0.4400
               April 30, 2010                             0.4450
               July 30, 2010                              0.4500
               October 29, 2010                           0.4550
               January 31, 2011                           0.4600
               April 29, 2011                             0.4650
               July 29, 2011                              0.4700
               October 31, 2011                           0.4750
               January 31, 2012                           0.4800
               April 30, 2012                             0.4850

      There is no assurance that the Fund will continue to make regular distributions.

THE OFFERING

Common Shares offered              2,800,000 shares

Fund common shares outstanding
after this offering                16,925,684 shares(1)

Use of proceeds                    The Fund estimates that the net proceeds from
                                   this offering after expenses without
                                   exercise of the overallotment option will be approximately $ million.(2) The Fund intends to use these net proceeds to acquire portfolio securities in pursuit of its investment objective and policies and for general corporate purposes. See "Use of Proceeds" on page S-10.

Risk factors                       See the section entitled "Risks" and other
                                   information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in the Common Shares.

NYSE Amex symbol                   "FEN"

--------------------
(1) The number of common shares of the Fund outstanding after the offering assumes the underwriters' over-allotment option is not exercised. If the over-allotment option is exercised in full, the Fund will issue and sell an additional 420,000 Common Shares.

(2) If the over-allotment option is exercised in full, the Fund estimates that the net proceeds from this offering after expenses will be approximately $ million.

                            SUMMARY OF FUND EXPENSES

      The following table contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of June 30, 2012. As of that date, the Fund had $137,900,000 of leverage outstanding pursuant to the Commitment Facility. Such leverage represented 25.85% of Managed Assets as of June 30, 2012. Additionally, the following table and example contain information assuming the issuance of the 2,800,000 Common Shares offered hereby and anticipated leverage of $ , or % of the Fund's Managed Assets (assuming Commitment Facility lender approval of borrowings above $162,000,000 under the Commitment Facility).


SHAREHOLDER TRANSACTION EXPENSES:

Underwriting Discount (as a percentage of offering price)(1)........     %
Offering Expenses Borne by the Fund
   (as a percentage of offering price)..............................     %
Dividend Reinvestment Plan Fees..................................... None(2)

                                                                                             PERCENTAGE OF NET
                                                                                            ASSETS ATTRIBUTABLE
                                                                      PERCENTAGE OF NET          TO COMMON
                                                                    ASSETS ATTRIBUTABLE TO    SHAREHOLDERS AT
                                                                    COMMON SHAREHOLDERS AT     JUNE 30, 2012,
                                                                        JUNE 30, 2012      (ASSUMING THE ISSUANCE
                                                                       (25.85% LEVERAGE     OF 2,800,000 COMMON
                                                                      OUTSTANDING AS OF      SHARES AND    %
                                                                        JUNE 30, 2012)     LEVERAGE OUTSTANDING)
                                                                    ----------------------------------------------
ANNUAL EXPENSES:
Management Fees(3)................................................            1.36%                      %
Interest and Fees on Leverage(4)..................................            0.51%                      %
Offering Costs(5).................................................            0.01%                      %
Other Expenses (exclusive of current and deferred income tax
expense (benefit))(6).............................................            0.47%                      %
                                                                             ------                   ----
Annual Expenses (exclusive of current and deferred income tax
expense (benefit))(6).............................................            2.35%                      %

Current Income Tax Expense........................................            3.10%                      %

Deferred Income Tax Expense.......................................            2.43%                      %
                                                                             ------                   ----
Total Annual Expenses (including current and deferred income tax
expenses (benefit))...............................................            7.88%                      %
                                                                             ------                   ====

--------------------------------------------------------------------------------

(1) The Fund will pay all offering costs of the offering.

(2) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Advisor (a portion of which is paid by the Advisor to the Sub-Advisor).

(4) Interest and fees on leverage in the first column of the table reflect the actual cost to the Fund of borrowing, expressed as a percentage of the Fund's net assets as of June 30, 2012. Interest and fees on leverage in the second column reflect the cost to the Fund of borrowing, expressed as a percentage of the Fund's net assets as of June 30, 2012, assuming the issuance of the 2,800,000 Common Shares offered hereby and leverage of % of the Fund's Managed Assets, based upon interest rates in effect as of June 30, 2012.


                                      S-6


(5) Offering costs in the first column of the table represent amortized offering costs associated with the Equity Sales Agreement. Offering costs incurred with this offering are charged to paid-in-capital.

(6) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gains and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of average net assets by fiscal year from inception through November 30, 2011 has been as follows:

     Period June 24, 2004 (commencement of operations)
          Through November 30, 2004............................    16.18%
     Year Ended November 30, 2005..............................     5.98%
     Year Ended November 30, 2006..............................    10.84%
     Year Ended November 30, 2007..............................     4.58%
     Year Ended November 30, 2008..............................   (24.83)%
     Year Ended November 30, 2009..............................    22.47%
     Year Ended November 30, 2010..............................    17.53%
     Year Ended November 30, 2011..............................     6.29%

   The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) an underwriting discount of % and offering expenses of % of the offering price,
(ii) total annual expenses of % of net assets attributable to common shares through year 10 (excluding deferred income tax expense (benefit)), (iii) a 5% annual return and (iv) all distributions are reinvested at net asset value.(1)


     1 YEAR             3 YEARS           5 YEARS               10 YEARS
       $                   $                 $                      $


--------------------------------------------------------------------------------

(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage
    of    % of Managed Assets, assuming interest and fees on leverage of    %.
    The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the Fund's credit facility as of June 30, 2012. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                 CAPITALIZATION

   The following table sets forth the Fund's capitalization at June 30, 2012:

      o   on a historical basis; and

      o   as adjusted to reflect (1) the issuance of 2,800,000 Common Shares at
          $       per share in this offering, after deducting the aggregate
          underwriting discount of $       ($      per share) and offering
          expenses payable by the Fund of approximately $135,000 and (2) an
          adjusted leverage percentage of approximately     % of the Fund's
          Managed Assets.

                                                                   ACTUAL                  AS ADJUSTED(1)(2)
                                                             ------------------          ---------------------
BORROWINGS                                                       $137,900,000                     $
                                                             ------------------          ---------------------

SHAREHOLDERS' EQUITY
Common Shares, $0.01 par value per share, unlimited
shares authorized, 14,125,684 shares outstanding
(actual) and
16,925,684 shares outstanding (as adjusted)                       263,739,840
Accumulated net investment income (loss), net
of income taxes                                                  (31,053,521)                     (       )
Accumulated net realized gain (loss) on investments
and written options, net of income taxes                           14,913,728                     (       )
Net unrealized appreciation (depreciation) of investments
and written options, net of income taxes                          147,899,683
                                                             ------------------          ---------------------

Net assets applicable to common shareholders                      395,499,730
                                                             ------------------          ---------------------
TOTAL CAPITALIZATION                                             $533,399,730                     $
                                                             ==================          =====================

--------------------------------------------------------------------------------

(1) No additional common shares have been sold under the Equity Sales Agreement since December 28, 2009.

(2) Does not include the underwriters' over-allotment option of 420,000 Common Shares.

(3) Prior Commitment Facility lender approval will be required for borrowings above $162,000,000 under the Commitment Facility. There is no assurance that such approval will be obtained.

                     MARKET AND NET ASSET VALUE INFORMATION

      The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus supplement and the accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE Amex. The Fund's common shares commenced trading on the NYSE Amex on June 25, 2004.

      The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares or additional common shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Fund's common shares to trade at a premium in the future. See "Risks -- Market Discount From Net Asset Value," beginning on page 53 of the accompanying prospectus.

      The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE Amex, and the corresponding net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

                                                                                      PREMIUM/(DISCOUNT)
                                      MARKET PRICE(1)        NET ASSET VALUE (2)      TO NET ASSET VALUE (3)
QUARTER ENDED                          HIGH      LOW          HIGH      LOW           HIGH         LOW
March 31, 2010.....................    $24.59    $21.69       $22.64     $21.03        8.61%         3.14%
June 30, 2010......................    $26.25    $21.46       $23.10     $20.37       13.64%         5.35%
September 30, 2010.................    $25.98    $23.63       $24.65     $22.22        5.40%         6.35%
December 31, 2010..................    $28.00    $25.68       $26.21     $25.10        6.83%         2.31%
March 31, 2011.....................    $29.20    $26.87       $27.48     $26.47        6.26%         1.51%
June 30, 2011......................    $30.11    $27.05       $28.05     $25.91        7.34%         4.40%
September 30, 2011.................    $30.20    $22.71       $27.45     $23.41       10.02%        (2.99)%
December 31, 2011..................    $28.53    $24.59       $28.53     $24.64        0.00%        (0.20)%
March 31, 2012.....................    $31.56    $28.65       $29.64     $28.95        6.48%        (1.04)%
June 30, 2012......................    $31.23    $27.91       $28.56     $26.38        9.35%         5.80%

--------------------------------------------------------------------------------

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

      The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of July 24, 2012 were $31.49, $28.55 and 10.30%, respectively. As of July 24, 2012, the Fund had 14,125,684 common shares outstanding and net assets attributable to common shares of approximately $403.2 million.

                                USE OF PROCEEDS

      The Fund estimates that the net proceeds from this offering will be approximately $ million, after deducting the underwriting discount and estimated offering expenses payable by the Fund. If the underwriters exercise their over-allotment option in full, the Fund estimates that net proceeds from this offering will be approximately $ million, after deducting the underwriting discount and estimated offering expenses payable by the Fund.

      The Fund intends to use the net proceeds of this offering to acquire portfolio securities in accordance with its investment objective and policies and for general corporate purposes. The Fund anticipates that it will be able to invest the net proceeds of this offering within two to three months. Pending such investments, the Fund anticipates either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce the Fund's distribution to common shareholders.

                                  UNDERWRITING

      Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus supplement, the underwriters named below, for whom Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of Common Shares indicated below:


                                                                 NUMBER OF
NAME OF UNDERWRITER                                            COMMON SHARES
---------------------------------------------                 ----------------

Morgan Stanley & Co. LLC.....................................

Citigroup Global Markets Inc. ...............................

RBC Capital Markets, LLC.....................................

Oppenheimer & Co. Inc........................................

Robert W. Baird & Co. Incorporated...........................


                                                                -------------
TOTAL                                                               2,800,000
                                                                =============

      The underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this prospectus supplement and the accompanying prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus supplement if any such Common Shares are taken. However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters' over-allotment option described below.

      The underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus supplement and part to certain dealers at a price that
represents a concession not in excess of $    per Common Share under the initial
offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the representatives. The underwriting discounts and commissions (sales load) of $
per common share are equal to   % of the initial offering price. Investors must
pay for any common shares purchased on or before         , 2012.

      The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus supplement, to purchase up to an aggregate of 420,000 additional Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus supplement, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus supplement and the accompanying prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table. If the underwriters' over-allotment option is exercised in full, the
total public offering price would be $    , the total underwriting discount
would be $     , the total proceeds to the Fund, before expenses, would be
$     , and the estimated offering expenses borne by the Fund would be $     .

      The following table summarizes the estimated expenses and compensation that the Fund will pay:

                                           PER COMMON SHARE                            TOTAL
                                  -----------------------------------   ------------------------------------
                                     WITHOUT               WITH             WITHOUT              WITH
                                  OVER-ALLOTMENT      OVER-ALLOTMENT    OVER-ALLOTMENT      OVER-ALLOTMENT
                                  ---------------     ---------------   ----------------    ----------------
Public offering price                   $                   $                  $                   $

Sales load                              $                   $                  $                   $

Estimated offering expenses             $                   $                  $                   $

Proceeds, after expenses, to
the Fund                                $                   $                  $                   $

      The Fund will pay all expenses of the offering that it incurs. Total expenses of the offering payable by the Fund, other than the underwriting discount, will be approximately $135,000.

      The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

      The Fund's currently outstanding Common Shares are, and the Common Shares offered by this prospectus supplement and the accompanying prospectus will be, subject to notice of issuance, listed on the NYSE Amex under the symbol "FEN".

      The Fund, trustees of the Fund owning shares of the Fund, and the Advisor and the Sub-Advisor have agreed that, without the prior written consent of Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, on behalf of the underwriters, they will not, during the period ending 90 days after the date of this prospectus supplement:

      o offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

      o enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (i) during the last 17 days of the 90-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 90-day restricted period, the Fund announces that we will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. The Fund's lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Fund's dividend reinvestment plan after the date hereof.

      In order to facilitate the offering of the Common Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares. The underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus supplement). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

      The Fund anticipates that the representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of portfolio transactions for the Fund after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

      In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Advisor, the Sub-Advisor and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

      The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281.

      The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates, the Advisor and its affiliates and the Sub-Advisor and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

      No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of Common Shares, or the possession, circulation or distribution of this prospectus supplement and the accompanying prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus supplement and the accompanying prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

      Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The underwriting discount the Fund will pay of $
per share is equal to     % of gross proceeds.

                                    EXPERTS

      The financial statements and financial highlights in this prospectus supplement, the accompanying prospectus and the accompanying SAI (unless otherwise indicated) have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                 LEGAL MATTERS

      Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois and for the underwriters by Simpson Thacher & Bartlett LLP. Chapman and Cutler LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                             AVAILABLE INFORMATION

      The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. The Fund's most recent annual shareholder report filed with the SEC is for the period ended November 30, 2011. The Fund's most recent semi-annual shareholder report filed with the SEC is for the period ended May 31, 2012. These documents are available on the SEC's IDEA system and can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

      This prospectus supplement and the accompanying prospectus do not contain all of the information in the Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

      Additional information about the Fund can be found in the Registration Statement (including amendments, exhibits, and schedules). The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

      INDEX TO UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE SIX MONTHS
                               ENDED MAY 31, 2012



PORTFOLIO OF INVESTMENTS..................................................  F-2
STATEMENT OF ASSETS AND LIABILITIES.......................................  F-6
STATEMENT OF OPERATIONS...................................................  F-7
STATEMENTS OF CHANGES IN NET ASSETS.......................................  F-8
STATEMENT OF CASH FLOWS...................................................  F-9
FINANCIAL HIGHLIGHTS...................................................... F-10
NOTES TO FINANCIAL STATEMENTS............................................. F-11

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2012 (UNAUDITED)


  SHARES/
   UNITS                          DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
 MASTER LIMITED PARTNERSHIPS - 112.2%

              GAS UTILITIES - 4.2%
     383,363  AmeriGas Partners, L.P. (a)........................  $  14,778,643
      41,500  Suburban Propane Partners, L.P. (a)................      1,528,030
                                                                   -------------
                                                                      16,306,673
                                                                   -------------

              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.7%
     246,200  Brookfield Renewable Energy Partners, L.P. (CAD)...      6,509,873
                                                                   -------------

              OIL, GAS & CONSUMABLE FUELS - 106.3%
     109,850  Alliance GP Holdings, L.P. (a).....................      4,566,465
     128,466  Alliance Resource Partners, L.P. (a)...............      7,323,847
     391,762  Buckeye Partners, L.P. (a).........................     18,616,530
     525,450  El Paso Pipeline Partners, L.P. (a)................     17,240,015
     606,026  Enbridge Energy Partners, L.P. (a).................     17,720,200
     371,879  Energy Transfer Equity, L.P. (a)...................     13,510,364
     370,844  Energy Transfer Partners, L.P. (a).................     16,090,921
     906,653  Enterprise Products Partners, L.P. (a).............     44,208,400
     229,824  Holly Energy Partners, L.P. (a)....................     13,001,144
     162,674  Inergy, L.P. (a)...................................      2,786,606
     225,771  Kinder Morgan Energy Partners, L.P. (a)............     17,684,642
     655,327  Magellan Midstream Partners, L.P. (a)..............     45,093,051
     166,200  Natural Resource Partners, L.P. (a)................      3,812,628
     411,123  NuStar Energy, L.P. (a)............................     21,464,732
     311,890  NuStar GP Holdings, LLC (a)........................      9,946,172
      68,000  Oiltanking Partners, L.P. (a)......................      2,114,800
     411,240  ONEOK Partners, L.P. (a)...........................     22,453,704
     547,428  Penn Virginia Resource Partners, L.P. (a)..........     12,705,804
     494,191  Plains All American Pipeline, L.P. (a).............     38,808,819
     198,260  Spectra Energy Partners, L.P. (a)..................      6,179,764
     667,511  Sunoco Logistics Partners, L.P. (a)................     22,481,770
     287,930  TC Pipelines, L.P. (a).............................     11,805,130
     325,500  Teekay LNG Partners, L.P. (a)......................     12,144,405
     268,158  TransMontaigne Partners, L.P. (a)..................      8,457,703
     106,400  Western Gas Partners, L.P. (a).....................      4,691,176
     274,055  Williams Partners, L.P. (a)........................     14,497,510
                                                                   -------------
                                                                     409,406,302
                                                                   -------------

              TOTAL MASTER LIMITED PARTNERSHIPS..................    432,222,848
              (Cost $244,201,299)                                  -------------

 COMMON STOCKS - 43.9%

              ELECTRIC UTILITIES - 1.0%
       9,400  Emera, Inc.........................................        300,612
      42,700  Emera, Inc. (CAD)..................................      1,366,350
      35,000  ITC Holdings Corp..................................      2,413,250
                                                                   -------------
                                                                       4,080,212
                                                                   -------------

              GAS UTILITIES - 5.2%
          66  ONEOK, Inc.........................................          5,477

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


  SHARES/
   UNITS                          DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
 COMMON STOCKS - (CONTINUED)

              GAS UTILITIES - (CONTINUED)
     250,000  Questar Corp.......................................  $   5,017,500
     520,930  UGI Corp...........................................     14,940,273
                                                                   -------------
                                                                      19,963,250
                                                                   -------------

              MULTI-UTILITIES - 7.2%
     252,500  Centerpoint Energy, Inc............................      5,108,075
     160,700  Dominion Resources, Inc............................      8,366,042
      50,000  National Grid PLC, ADR.............................      2,514,500
     475,600  NiSource, Inc. (a).................................     11,932,804
                                                                   -------------
                                                                      27,921,421
                                                                   -------------

              OIL, GAS & CONSUMABLE FUELS - 30.5%
     104,626  Enbridge Energy Management, LLC (a) (b)............      3,263,285
      97,700  Enbridge Income Fund Holdings, Inc. (CAD)..........      2,269,277
     200,130  Enbridge, Inc......................................      7,891,126
     212,480  Keyera Corp. (CAD).................................      8,650,611
     459,297  Kinder Morgan Management, LLC (a) (b)..............     32,623,866
     178,100  Kinder Morgan, Inc.................................      6,089,239
     299,000  Pembina Pipeline Corp. (CAD).......................      8,056,514
     339,050  Spectra Energy Corp................................      9,734,125
     360,991  TransCanada Corp...................................     14,771,752
     787,558  Williams Cos., Inc. (a)............................     24,044,146
                                                                   -------------
                                                                     117,393,941
                                                                   -------------

              TOTAL COMMON STOCKS................................    169,358,824
              (Cost $135,899,955)                                  -------------


              TOTAL INVESTMENTS - 156.1%.........................    601,581,672
              (Cost $380,101,254) (c)                              -------------

 NUMBER OF
 CONTRACTS                        DESCRIPTION                         VALUE
------------  --------------------------------------------------  -------------
 CALL OPTIONS WRITTEN - (0.2%)

              Centerpoint Energy, Inc. Call
         300  @ 22.5 due November 12............................         (9,900)
                                                                  -------------

              Dominion Resources, Inc. Calls
       1,105  @ 55 due July 12..................................        (11,050)
         500  @ 55 due October 12...............................        (32,500)
                                                                  -------------
                                                                        (43,550)
                                                                  -------------
              Enbridge, Inc. Calls
          10  @ 40 due June 12..................................           (350)
         300  @ 45 due October 12...............................         (6,000)
                                                                  -------------
                                                                         (6,350)
                                                                  -------------
              Kinder Morgan, Inc. Calls
         181  @ 35 due September 12.............................        (24,435)
         400  @ 35 due December 12..............................        (58,000)
                                                                  -------------
                                                                        (82,435)
                                                                  -------------

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


 NUMBER OF
 CONTRACTS                        DESCRIPTION                         VALUE
------------  --------------------------------------------------  -------------
 CALL OPTIONS WRITTEN - (CONTINUED)

              National Grid PLC, ADR Calls
         300  @ 55 due June 12..................................  $      (4,500)
         200  @ 55 due September 12.............................         (9,400)
                                                                  -------------
                                                                        (13,900)
                                                                  -------------
              NiSource, Inc. Call
       2,752  @ 25 due July 12..................................       (247,680)
                                                                  -------------

              Questar Corp. Calls
         936  @ 21 due July 12..................................        (18,720)
         600  @ 21 due October 12...............................        (33,000)
         500  @ 22 due January 13...............................        (22,500)
                                                                  -------------
                                                                        (74,220)
                                                                  -------------
              Spectra Energy Corp. Calls
       1,090  @ 33 due June 12..................................        (10,900)
         500  @ 33 due September 12.............................        (12,500)
         500  @ 34 due September 12.............................         (7,500)
         600  @ 31 due December 12..............................        (57,000)
                                                                  -------------
                                                                        (87,900)
                                                                  -------------
              TransCanada Corp. Call
         300  @ 45 due August 12................................         (4,500)
                                                                  -------------

              UGI Corp. Calls
         600  @ 30 due June 12..................................         (6,000)
         510  @ 30 due July 12..................................         (8,925)
       1,000  @ 35 due July 12..................................        (15,000)
         800  @ 30 due October 12...............................        (48,000)
                                                                  -------------
                                                                        (77,925)
                                                                  -------------
              Williams Cos., Inc. Calls
       1,000  @ 35 due June 12..................................         (3,000)
       2,000  @ 34 due August 12................................        (90,000)
       1,750  @ 36 due August 12................................        (32,375)
         700  @ 34 due November 12..............................        (70,000)
                                                                  -------------
                                                                       (195,375)
                                                                  -------------

              TOTAL CALL OPTIONS WRITTEN........................       (843,735)
              (Premiums received $899,888)                        -------------


              OUTSTANDING LOAN - (35.8%)........................   (137,900,000)

              NET OTHER ASSETS AND LIABILITIES - (20.1%)........    (77,506,736)
                                                                  -------------
              NET ASSETS - 100.0%...............................  $ 385,331,201
                                                                  =============

----------------------------------
(a) All or a portion of this security is available to serve as collateral on the outstanding loan.

(b)   Non-income producing security which pays in-kind distributions.

(c) Aggregate cost for federal income tax purposes is $345,744,805. As of May 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $256,917,712 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,080,845.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                 ASSETS TABLE

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         5/31/2012        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   ------------
Master Limited Partnerships*......................     $ 432,222,848   $ 432,222,848   $          --   $         --
Common Stocks*  ..................................       169,358,824     169,358,824              --             --
                                                       -------------   -------------   -------------   ------------
TOTAL INVESTMENTS.................................     $ 601,581,672   $ 601,581,672   $          --   $         --
                                                       =============   =============   =============   ============



                                             LIABILITIES TABLE

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         5/31/2012        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   ------------
Call Options Written...........................        $    (843,735)  $    (843,735)  $          --   $         --
                                                       =============   =============   =============   ============

*See Portfolio of Investments for industry breakout.

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2012 (UNAUDITED)

ASSETS:
Investments, at value
  (Cost $380,101,254)..........................................................................      $ 601,581,672
Cash ..........................................................................................          9,807,134
Prepaid expenses ..............................................................................             20,499
Receivables:
    Income tax.................................................................................            567,260
    Dividends..................................................................................            488,607
    Investment securities sold.................................................................            222,946
    Interest...................................................................................                936
Other assets ..................................................................................            389,231
                                                                                                     -------------
    Total Assets...............................................................................        613,078,285
                                                                                                     -------------

LIABILITIES:
Outstanding loan ..............................................................................        137,900,000
Deferred income taxes..........................................................................         84,807,377
Options written, at value (Premiums received $899,888) ........................................            843,735
Payables:
    Investment securities purchased............................................................          3,551,508
    Investment advisory fees...................................................................            452,371
    Audit and tax fees.........................................................................             74,244
    Custodian fees.............................................................................             40,220
    Administrative fees........................................................................             36,483
    Legal fees.................................................................................             10,530
    Interest and fees on loan..................................................................             10,241
    Trustees' fees and expenses................................................................              6,034
    Transfer agent fees........................................................................              5,566
    Printing fees..............................................................................                927
    Financial reporting fees...................................................................                771
Other liabilities                                                                                            7,077
                                                                                                     -------------
    Total Liabilities..........................................................................        227,747,084
                                                                                                     -------------
NET ASSETS                                                                                           $ 385,331,201
                                                                                                     =============

NET ASSETS consist of:
Paid-in capital ...............................................................................      $ 259,309,022
Par value .....................................................................................            141,257
Accumulated net investment income (loss), net of income taxes .................................        (17,069,785)
Accumulated net realized gain (loss) on investments, written options and foreign
   currency transactions, net of income taxes .................................................         (1,766,427)
Net unrealized appreciation (depreciation) on investments, written options and foreign
   currency translation, net of income taxes ..................................................        144,717,134
                                                                                                     -------------
NET ASSETS                                                                                           $ 385,331,201
                                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                                 $       27.28
                                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         14,125,684
                                                                                                     =============

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $153,716)..........................                     $   3,756,511
Interest........................................................................                             4,963
                                                                                                     -------------
   Total investment income......................................................                         3,761,474
                                                                                                     -------------

EXPENSES:
Investment advisory fees........................................................                         2,710,487
Interest and fees on loan.......................................................                         1,012,964
Franchise tax...................................................................                           409,613
Administrative fees.............................................................                           218,287
Printing fees...................................................................                            44,056
Legal fees......................................................................                            35,944
Custodian fees..................................................................                            25,462
Shelf offering costs............................................................                            23,399
Trustees' fees and expenses.....................................................                            18,613
Transfer agent fees.............................................................                            18,588
Audit and tax fees..............................................................                             9,348
Financial reporting fees........................................................                             4,625
Other...........................................................................                            43,377
                                                                                                     -------------
   Total expenses...............................................................                         4,574,763
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES.......................................                          (813,289)
                                                                                                     -------------
   Current state income tax benefit (expense)...................................       (13,866)
   Current federal income tax benefit (expense).................................            --
   Current foreign income tax benefit (expense).................................      (119,088)
   Deferred federal income tax benefit (expense)................................       590,060
   Deferred state income tax benefit (expense)..................................      (174,454)
                                                                                  ------------
   Total income tax benefit (expense)...........................................                           282,652
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS)....................................................                          (530,637)
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments..................................................................                        20,499,267
   Written options (a)..........................................................                           389,288
   Foreign currency transactions................................................                           (23,877)
                                                                                                     -------------
Net realized gain (loss) before taxes...........................................                        20,864,678
                                                                                                     -------------
   Deferred federal income tax benefit (expense)................................                        (7,242,824)

   Total income tax benefit (expense)...........................................    (7,242,824)
                                                                                  ------------
Net realized gain (loss) on investments, written options and foreign
   currency transactions........................................................                        13,621,854
                                                                                                     -------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments..................................................................                          (713,411)
   Written options (a)..........................................................                           830,733
   Foreign currency translations................................................                            (1,629)
                                                                                                     -------------
Net change in unrealized appreciation (depreciation) before taxes...............                           115,693
                                                                                                     -------------
   Deferred federal income tax benefits (expense)...............................       (40,493)
                                                                                  ------------
   Total income tax benefit (expense)...........................................                           (40,493)
                                                                                                     -------------
Net change in unrealized appreciation (depreciation) on investments, written
  options and foreign currency translation......................................                            75,200
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................                        13,697,054
                                                                                                     -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS................                        13,166,417
                                                                                                     =============

(a)   Primary risk exposure is equity option contracts.

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   SIX MONTHS
                                                                                      ENDED              YEAR
                                                                                    5/31/2011           ENDED
                                                                                   (UNAUDITED)        11/30/2010
                                                                                   ------------      ------------
OPERATIONS:
Net investment income (loss)....................................................   $   (530,637)     $ (3,006,522)
Net realized gain (loss)........................................................     13,621,854         5,774,033
Net change in unrealized appreciation (depreciation)............................         75,200        35,784,128
Net increase from payment by the Sub-Advisor....................................             --            48,607
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from operations.................     13,166,417        38,600,246
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................             --                --
Net realized gain...............................................................     (9,333,357)       (8,096,252)
Return of capital...............................................................     (4,289,561)      (14,278,568)
                                                                                   ------------      ------------
Total distributions to shareholders.............................................    (13,622,918)      (22,374,820)
                                                                                   ------------      ------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings........................             --        75,613,440
Proceeds from Common Shares reinvested..........................................        461,718         2,423,644
Offering costs..................................................................             --          (125,500)
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions.......        461,718        77,911,584
                                                                                   ------------      ------------
Total increase (decrease) in net assets.........................................          5,217        94,137,010

NET ASSETS:
Beginning of period.............................................................    385,325,984       291,188,974
                                                                                   ------------      ------------
End of period...................................................................   $385,331,201      $385,325,984
                                                                                   ============      ============
Accumulated net investment income (loss), net of income taxes...................   $(17,069,785)     $(16,539,148)
                                                                                   ============      ============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period............................................     14,109,563        11,220,560
Common Shares sold through shelf offerings......................................             --         2,800,000
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.......         16,121            89,003
                                                                                   ------------      ------------
Common Shares at end of period..................................................     14,125,684        14,109,563
                                                                                   ============      ============

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2012 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................   $ 13,166,417
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................    (78,100,646)
      Sales, maturities and paydowns of investments.............................     81,139,328
      Proceeds from written options.............................................      1,652,678
      Cost of options closed....................................................       (478,220)
      Return of capital received from investment in MLPs........................     11,882,131
      Net realized gain/loss on investments and options.........................    (20,888,555)
      Net change in unrealized appreciation/depreciation on investments
        and options.............................................................       (117,322)

CHANGES IN ASSETS AND LIABILITIES:
      Decrease in income tax receivable.........................................         22,149
      Increase in interest receivable...........................................           (135)
      Increase in dividends receivable (a)......................................       (335,507)
      Decrease in prepaid expenses..............................................         22,025
      Decrease in franchise tax receivable......................................         38,124
      Increase in other assets..................................................       (327,789)
      Decrease in interest and fees on loan payable.............................           (966)
      Increase in investment advisory fees payable..............................         26,055
      Decrease in audit and tax fees payable....................................        (72,356)
      Increase in legal fees payable............................................          2,753
      Decrease in printing fees payable.........................................        (27,570)
      Increase in administrative fees payable...................................          2,055
      Increase in custodian fees payable........................................         25,463
      Increase in transfer agent fees payable...................................          2,258
      Decrease in Trustees' fees and expenses payable...........................           (419)
      Increase in financial reporting fees payable..............................              1
      Increase in deferred income tax payable...................................      6,867,711
      Increase in other liabilities payable.....................................          3,857
                                                                                   ------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $ 14,503,520
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................        461,718
      Distributions to Common Shareholders from net realized gain...............     (9,333,357)
      Distributions to Common Shareholders from return of capital...............     (4,289,561)
                                                                                   ------------
CASH USED IN FINANCING ACTIVITIES...............................................                      (13,161,200)
                                                                                                     ------------
Increase in cash................................................................                        1,342,320
Cash at beginning of period.....................................................                        8,464,814
                                                                                                     ------------
CASH AT END OF PERIOD...........................................................                     $  9,807,134
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $  1,013,930
                                                                                                     ============
Cash paid during the period for taxes...........................................                     $    702,381
                                                                                                     ============

----------------------------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,629).

FIRST TRUST ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED         YEAR          YEAR          YEAR          YEAR            YEAR
                                              5/31/2012       ENDED         ENDED         ENDED         ENDED          ENDED
                                             (UNAUDITED)   11/30/2011    11/30/2010    11/30/2009    11/30/2008    11/30/2007 (a)
                                             -----------   -----------   -----------   -----------   -----------   -------------
Net asset value, beginning of period .......  $  27.31      $  25.95      $  20.20      $  14.68      $  26.74      $  25.88
                                             -----------   -----------   -----------   -----------   -----------   -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............     (0.04) (b)    (0.25) (b)    (0.07) (b)    (0.24) (b)    (0.57)        (0.67)
Net realized and unrealized gain (loss) ....      0.98          3.45  (c)     7.51          7.43         (9.83)         3.06
                                             -----------   -----------   -----------   -----------   -----------   -------------
Total from investment operations ......           0.94          3.20          7.44          7.19        (10.40)         2.39
                                             -----------   -----------   -----------   -----------   -----------   -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ......................        --            --            --            --            --            --
Net realized gain ..........................     (0.66)        (0.67)        (0.27)        (0.35)        (1.66)        (1.53)
Return of capital ..........................     (0.31)        (1.20)        (1.52)        (1.41)           --            --
                                             -----------   -----------   -----------   -----------   -----------   -------------
Total distributions ........................     (0.97)        (1.87)        (1.79)        (1.76)        (1.66)        (1.53)
                                             -----------   -----------   -----------   -----------   -----------   -------------
Premiums from shares sold in at the market
   offering ................................        --          0.03          0.10          0.09            --            --
                                             -----------   -----------   -----------   -----------   -----------   -------------
Net asset value, end of period .............  $  27.28      $  27.31      $  25.95      $  20.20      $  14.68      $  26.74
                                             ===========   ===========   ===========   ===========   ===========   =============
Market value, end of period ................  $  29.25      $  27.45      $  26.30      $  22.30      $  14.40      $  23.82
                                             ===========   ===========   ===========   ===========   ===========   =============
TOTAL RETURN BASED ON NET ASSET VALUE (d) ..      3.24%        12.83% (e)    38.65%        51.03%       (40.70)%        9.38%
                                             ===========   ===========   ===========   ===========   ===========   =============
TOTAL RETURN BASED ON MARKET VALUE (d)......     10.13%        11.73%        27.29%        70.20%       (34.74)%        2.96%
                                             ===========   ===========   ===========   ===========   ===========   =============

----------------------------------

Portfolio turnover rate ....................        13%           16%           20%           43%           38%           16%
Net assets, end of period (in 000's) .......  $385,331      $385,326      $291,189      $136,520      $ 94,880      $172,421
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income
   taxes (f)................................      5.73% (k)     8.70%        20.24%        25.79%       (20.03)%        8.52%
Excluding current and deferred income
   taxes ...................................      2.26% (k)     2.41%         2.71%         3.32%         4.80%         3.94%
Excluding current and deferred income
   taxes and interest expense...............      1.76% (k)     1.91%         1.98%         2.32%         2.55%         1.89%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio before
   tax expenses ............................     (0.40)% (k)   (1.40)%       (0.47)%       (2.37)%       (3.83)%       (3.83)%
Net investment income (loss) ratio
   including tax expenses (f)...............     (3.87)% (k)   (7.69)%      (17.99)%      (24.84)%       21.00%        (8.41)%
SENIOR SECURITIES:
Total Energy Notes outstanding
   ($25,000 per note) ......................       N/A           N/A           N/A           N/A         1,000         2,360
Principal amount and market value per
   Energy Note (g)..........................       N/A           N/A           N/A           N/A      $ 25,006      $ 25,004
Asset coverage per Energy Note (h)..........       N/A           N/A           N/A           N/A      $119,880      $ 98,060
Total loan outstanding (in 000's) ..........  $137,900      $137,900      $ 90,000      $ 45,000      $  5,650      $ 15,250
Asset coverage per $1,000 senior
   indebtedness ............................  $  3,794 (i)  $  3,794 (i)  $  4,235 (i)  $  4,034 (i)  $ 22,218 (i)  $ 12,306 (j)

----------------------------------

(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor and on January 8, 2008, the shareholders approved a new Investment Management agreement.

(b)   Based on average shares outstanding.

(c)   Reimbursement from the Sub-Advisor represents less than $0.01.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e) During the year ended November 30, 2011, the Sub-Advisor reimbursed the Fund $74,357 in connection with a trade error. The reimbursement received from the Sub-Advisor had no effect on the Fund's total return for Common Shares.

(f) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(g)   Includes accumulated and unpaid interest.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(k)   Annualized.

N/A   Not Applicable.

                         NOTES TO FINANCIAL STATEMENTS

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2012 (UNAUDITED)

                              1. FUND DESCRIPTION

First Trust Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Effective March 12, 2012, the Fund's Board of Trustees approved a name change for the Fund from "Energy Income and Growth Fund" to "First Trust Energy Income and Growth Fund." The Fund continues to trade under the ticker symbol FEN on the NYSE Amex.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

   1)  the type of security;

   2)  the size of the holding;

   3)  the initial cost of the security;

   4)  transactions in comparable securities;

   5)  price quotes from dealers and/or pricing services;

   6)  relationships among various securities;

   7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

   8)  an analysis of the issuer's financial statements; and

   9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

   1)  the value of similar foreign securities traded on other foreign markets;

   2)  ADR trading of similar securities;

   3)  closed-end fund trading of similar securities;

   4)  foreign currency exchange activity;

   5) the trading prices of financial products that are tied to baskets of foreign securities;

   6)  factors relating to the event that precipitated the pricing problem;

   7)  whether the event is likely to recur; and

   8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

    o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

             o Quoted prices for similar securities in active markets.

             o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

             o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

             o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

    o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2012, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. Also, by writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in

"Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets in restricted securities. Managed Assets means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2012, the Fund held no restricted securities.

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $9,333,357 paid during the six months ended May 31, 2012, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $4,289,561 in distributions paid during the six months ended May 31, 2012, is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2012 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended May 31, 2012, distributions of $13,211,742 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

         Current federal income tax benefit (expense).......   $         --
         Current state income tax benefit (expense).........        (13,866)
         Current foreign income tax benefit (expense).......       (119,088)
         Deferred federal income tax benefit (expense) .....     (6,693,257)
         Deferred state income tax benefit (expense) .......       (174,454)
                                                               ------------
         Total income tax benefit (expense) ................   $ (7,000,665)
                                                               ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2011, the Fund had a net operating loss carry forward for federal and state income tax purposes of $15,639,106 and $15,103,070, respectively. The Fund's 2012 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of May 31, 2012 are as follows:

         Deferred tax assets:
         Federal net operating loss.........................   $  3,936,102
         State net operating loss...........................      1,096,361
         State income taxes.................................         61,059
         Capital loss carryforward..........................              --
         Other..............................................        201,921
                                                               ------------
         Total deferred tax assets..........................      5,295,443
         Less: valuation allowance..........................     (1,096,361)
                                                               ------------
         Net deferred tax assets............................   $  4,199,082
                                                               ============
         Deferred tax liabilities:
         Unrealized gains on investment securities..........   $(89,006,459)
                                                               ------------
         Total deferred tax liabilities.....................    (89,006,459)
                                                               ------------
         Total net deferred tax liabilities.................   $(84,807,377)
                                                               ============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.


         Application of statutory income tax rate...........   $  7,058,479
         State income taxes, net ...........................        141,040
         Change in valuation allowance......................        (28,665)
         Other..............................................       (170,189)
                                                               ------------
         Total..............................................   $  7,000,665
                                                               ============

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2011, the Fund had a capital loss carryforward of $473,567 that will expire according to the following schedule:


                       UTILIZED IN
                    FISCAL YEAR ENDED
FISCAL YEAR            11/30/2011                 REMAINING       EXPIRATION
-----------         -----------------           -------------     ----------
11/30/2008          $       1,361,671           $          --     11/30/2013
11/30/2009                  5,610,800                 473,567     11/30/2014
                    -----------------           -------------
Total               $       6,972,471           $     473,567
                    =================           =============

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of May 31, 2012, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

I. ACCOUNTING PRONOUNCEMENT:

In May 2011, the the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. In addition, FTCP purchased a preferred interest in the Sub-Advisor. As of the date of this report, the Sub-Advisor has bought back all of FTCP's preferred interest.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2012 were $81,652,154 and $78,679,712, respectively.

Written option activity for the Fund was as follows:

                                                 NUMBER
                                                   OF
WRITTEN OPTIONS                                 CONTRACTS        PREMIUMS
---------------------------------------------------------------------------
Options outstanding at November 30, 2011.....     7,514        $   664,465
Options Written..............................    41,320          1,652,678
Options Expired..............................   (20,261)          (727,930)
Options Exercised............................    (6,939)          (549,748)
Options Closed...............................    (2,200)          (139,577)
                                                -------        -----------
Options outstanding at May 31, 2012..........    19,434        $   899,888
                                                =======        ===========

                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $162,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 80 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended May 31, 2012 was $137,900,000, with a weighted average interest rate of 1.31%. As of May 31, 2012, the Fund had outstanding borrowings of $137,900,000 under this committed facility agreement. The high and low annual interest rates for the six months ended May 31, 2012 were 1.38% and 1.27%, respectively. The interest rate at May 31, 2012 was 1.27%.

The Fund's Board of Trustees, at a special meeting on March 27, 2012, approved sub-advisor authority to enter into swap transactions under an ISDA (International Swaps and Derivatives) Master Agreement with Credit Suisse International. The swap transactions may be used to hedge against interest rate risk on leverage, in addition the Fund already has standing permission to use derivatives for investment purposes.

                           6. COMMON SHARE OFFERINGS

The Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC and other underwriters on July 26, 2011, pursuant to which 2,800,000 Common Shares were sold.

Offering costs for the year ended November 30, 2011 of $125,500 related to the issuance of the Common Shares in the offering were charged to paid-in capital when the Common Shares were issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the year ended November 30, 2011 related to the public offering are as follows:


    COMMON                                                  NET PROCEEDS
    SHARES       NET PROCEEDS       NET ASSET VALUE          RECEIVED IN
     SOLD          RECEIVED          OF SHARES SOLD   EXCESS OF NET ASSET VALUE
  -----------   ---------------     ---------------   -------------------------
   2,800,000     $  75,487,940       $  75,223,531           $   264,409


                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On July 12, 2012, the Fund declared a dividend of $0.49 per share to Common Shareholders of record on July 24, 2012, payable July 31, 2012.

                     This page is intentionally left blank.

BASE PROSPECTUS

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                         UP TO 5,649,000 COMMON SHARES

--------------------------------------------------------------------------------

   The Fund. First Trust Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company which commenced operations in June 2004.

   Investment Objective. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders.

   Investment Strategy. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector, which the Fund's Sub-Advisor (as defined below) believes offer opportunities for income and growth. Under normal market conditions, the Fund invests at least 85% of its Managed Assets (as defined below) (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and energy sector MLP-related entities. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. See "The Fund's Investments".

   The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the NYSE Amex (formerly the American Stock Exchange) under the trading or "ticker" symbol "FEN." The net asset value of the Fund's common shares on November 30, 2011 was $27.31 per common share, and the last sale price of the common shares on the NYSE Amex on such date was $27.45.

   The Fund may offer, on an immediate, continuous or delayed basis, up to 5,649,000 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.

   The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

   INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 39.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               (continued on the following page)

(continued from previous page)

   Due to the nature of the Fund's MLP investments, under current law the Fund is not eligible to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), as is common for most investment companies. Rather, the Fund has elected to be treated as a regular corporation for federal income tax purposes and, as such, unlike most investment companies, it will be subject to corporate income tax to the extent the Fund recognizes taxable income.

   Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

   First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $47 billion in assets which it managed or supervised as of November 30, 2011. Energy Income Partners serves as investment advisor or portfolio supervisor to investment portfolios with approximately $1.5 billion in assets, which it managed or supervised as of November 30, 2011. See "Management of the Fund."

   Use of Financial Leverage. The Fund is currently engaged in, and may in the future engage in, the use of financial leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may use leverage through the issuance of preferred shares ("Preferred Shares") and/or through the issuance of commercial paper or notes and/or other borrowings ("Borrowings") by the Fund. As of November 30, 2011, aggregate financial leverage through Borrowings (collectively, "Financial Leverage") was approximately 26% of the Fund's Managed Assets (as defined below) (including the proceeds of the Financial Leverage). The term "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares). The determination to use Financial Leverage is subject to the approval of the Fund's Board of Trustees ("Board of Trustees").

   You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement of Additional Information (the "SAI"), dated July 25, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 69 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

   Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in this offering. See "Risks -- Market Discount From Net Asset Value." The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                        Prospectus dated July 25, 2012

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

   This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission (the "SEC").

   Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "1933 Act").

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 39.

THE FUND .............  First Trust Energy Income and Growth Fund is a
                        non-diversified, closed-end management investment company which commenced operations in June 2004. In March 2012, the Board of Trustees of the Fund approved a name change for the Fund from "Energy Income and Growth Fund" to "First Trust Energy Income and Growth Fund." The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund completed its initial public offering of common shares in June 2004, raising approximately $122 million in equity after the payment of offering expenses. As of November 30, 2011, the Fund had 14,109,563 common shares outstanding and net assets applicable to common shares of $385,325,984. The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders."

INVESTMENT ADVISOR
AND SUB-ADVISOR.......  First Trust Advisors L.P. ("First Trust Advisors" or
                        the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

                        First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $47 billion in assets which it managed or supervised as of November 30, 2011.

                        Energy Income Partners is a limited liability company and a registered investment advisor, which provides professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment advisor to investment portfolios with approximately $1.5 billion of assets which it managed as of November 30, 2011.

THE OFFERING .........  The Fund may offer, on an immediate, continuous or delayed basis, up to 5,649,000 Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of a company's common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. The Fund has received shareholder approval to engage in offerings at a price less than net asset value under certain conditions. See "Description of Shares."

                        The Fund may offer the Common Shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

USE OF PROCEEDS ......  Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from the sale of the Common Shares primarily to invest in accordance with its investment objective and policies, or use such proceeds for other general corporate purposes.

DISTRIBUTIONS ........  The Fund's distributions generally consist of (i) cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making to common shareholders may consist of tax-deferred return of capital. To the extent that distributions exceed the Fund's earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, the common shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss, realized upon the sale of such shares. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder requires the Fund to provide a written statement accompanying payment of a distribution from any source other than income that adequately discloses the source or sources of payment. Thus, if the Fund's capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. A "return of capital" represents a return on a shareholders original investment in the Fund's common shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common shares, common shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common shareholder and the shareholder's federal income tax basis in common shares sold, as adjusted to reflect return of capital. Accordingly, common shareholders should carefully review any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund's income. The Fund intends to make quarterly distributions to common shareholders. There is no assurance that the Fund will continue to make regular distributions. See "Tax Considerations" in this Summary and "Tax Matters."

                        Unless a shareholder elects to receive distributions in cash, distributions will be used to purchase additional common shares of the Fund. See "Dividend Reinvestment Plan."

INVESTMENT OBJECTIVE
AND POLICIES..........  The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in MLPs and related public entities in the energy sector which the Sub-Advisor believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. There can be no assurance that the Fund's investment objective will be achieved. The types of MLPs in which the Fund invests historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non cash deductions, such as depreciation and depletion. If cash distributions from an MLP exceeds the taxable income reported in a particular tax year, a portion of the excess tax distribution would not be treated as income to the Fund in that tax year but would rather be treated as a return of capital for federal income tax purposes to the extent of the Fund's basis in its MLP units. The Fund's tax basis in an MLP is the amount paid for the interest, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions received by the Fund, by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. See "Tax Considerations" in this Summary and "Tax Matters."

                        The Fund's investment objective and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market fluctuations. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

                        Under normal market conditions, as a non-fundamental policy, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and energy sector MLP-related entities, and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

                        The Fund has adopted the following additional non-fundamental investment policies:

                         o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

                         o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's Investors Service, Inc. ("Moody's") and at least "B-" by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor.

                         o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

                         o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

                         o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

                        To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. The Fund anticipates that it will be able to invest substantially all of the net proceeds of any offering of Common Shares pursuant to this prospectus and applicable prospectus supplement in securities that meet the Fund's investment objective and policies within one month after the completion of any such offering.

THE FUND'S
INVESTMENTS ..........  The Fund's investments consist of equity and/or debt securities issued by energy companies and energy sector MLPs and energy sector MLP-related entities. The Fund concentrates its investments in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage.

                        The types of MLP and MLP-related entity equity securities the Fund purchases include common units, subordinated units and I-Shares. Unlike the holders of common stock of a corporation, investors in MLP common units, including the Fund, have limited control and voting rights on matters affecting the partnership. Investors in MLP common units are generally entitled to minimum quarterly distributions ("MQD") from the MLP, including arrearage rights, which must be satisfied before any distributions are paid to subordinated unit holders or incentive payments are made to the MLP's general partner. MLP common units are typically listed and traded on a U.S. securities exchange. While the Fund anticipates that it will generally purchase MLP common units in open market transactions, the Fund has purchased in the past, and may purchase in the future, MLP common units through direct placements. MLP subordinated units provide for distributions to be made to holders once the MQD payable to common unit holders have been satisfied but prior to incentive payments to the MLP's general partner. MLP subordinated units do not provide for arrearage rights and are typically convertible into common units after a specified period of time or upon the achievement of specified financial goals. As MLP subordinated units are not typically listed or publicly traded, the Fund anticipates that it will purchase MLP subordinated units directly from MLP affiliates or holders of such shares. I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.

                        The Fund may also invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs and equity and debt securities of energy companies that are organized and/or taxed as corporations.

                        The Fund may invest up to 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. To generate additional income, the Fund sells covered call options on the common stock of energy companies held in the Fund's portfolio.

HEDGING AND STRATEGIC
TRANSACTIONS .........  The Fund may, but is not required to, use various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of Financial Leverage, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. The Fund currently writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

                        The Fund may, to a lesser extent, purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, currencies, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. For purposes of determining the Fund's compliance with the investment requirements relating to MLP and MLP-related entities, the Fund values Strategic Transactions based upon their respective current fair market values. In prior fiscal years, the Fund has entered into interest rate swaps. During the fiscal year ended November 30, 2011, the Fund wrote covered call options on the common stocks of energy companies held in the Fund's portfolio. The Fund expects to continue to utilize Strategic Transactions in a manner similar to its activity during fiscal 2011. See "The Fund's Investments-- Investment Practices."

USE OF FINANCIAL
LEVERAGE .............  The Fund is currently engaged in, and may in the future engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045 (the "Series A Notes") and on March 26, 2006, issued $25 million principal amount of auction rate senior notes due March 20, 2046 (the "Series B Notes"), which were rated "Aaa" and "AAA" by Moody's and Fitch Ratings Services, Inc. ("Fitch"), respectively. On March 26, 2008, the Fund entered into a $55 million senior revolving credit facility with The Bank of Nova Scotia (the "Credit Facility"), of which $34 million was utilized to redeem the issued and outstanding Series A Notes. On January 23, 2009, the Fund entered into a commitment facility agreement with BNP Paribas Prime Brokerage Inc. (as amended from time to time, the "Commitment Facility"), which was used to repay in full outstanding borrowings under the Credit Facility and, on February 26, 2009, to deposit funds to redeem the issued and outstanding Series B Notes. All of the issued and outstanding Series B Notes were redeemed on March 13, 2009. As of November 30, 2011, the maximum commitment amount was $162,000,000. As of November 30, 2011, the principal amount of Borrowings under the Commitment Facility was $137,900,000, representing approximately 26% of the Fund's Managed Assets. As of November 30, 2011, the Fund had $24,100,000 of unutilized funds available for Borrowing under the Commitment Facility.

                        The Fund's common shares are junior in liquidation and distribution rights to amounts owed pursuant to the Commitment Facility. The issuance of Preferred Shares and/or Borrowings (each a "Leverage Instrument" and collectively, the "Leverage Instruments"), represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus will enable the Fund to increase the aggregate amount of its leverage. The use of Financial Leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Advisor's and Sub-Advisor's fees are based on Managed Assets (including assets obtained through leverage), both the Advisor's and Sub-Advisor's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The determination to use Financial Leverage is subject to the Board of Trustees' approval and the ability of the Fund to obtain

                        Financial Leverage. Leverage Instruments will have seniority over the common shares. The use of Leverage Instruments will leverage your investment in the Common Shares. The Fund expects to issue additional Leverage Instruments to extent such Financial Leverage is available. If the Fund uses additional Leverage Instruments, associated costs, if any, will be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares.

                        Preferred Shares, if any, may pay dividends based on short-term rates, which may be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher distributions to common shareholders. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. When leverage is employed, the net asset value and market prices of the common shares and the yield to common shareholders will be more volatile.

                        There is no assurance that the Fund will utilize Financial Leverage in addition to the Commitment Facility or, if additional Financial Leverage is utilized, that it will be successful in enhancing the level of the Fund's current distributions.

                        The Fund may make further use of Financial Leverage through the issuance of notes or other senior securities to the extent permitted by the 1940 Act. However, it is possible that the Fund will be unable to obtain additional Financial Leverage. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional Financial Leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. See "Use of Financial Leverage" and "Risks -- Leverage Risk."

TAX CONSIDERATIONS ...  Fund Status. The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the Internal Revenue Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its Managed Assets in MLPs invested in energy assets. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under "Tax Matters."

                        Fund Assets.

                         o Investments in MLPs. The Fund invests primarily in MLPs and MLP-related entities. The benefit the Fund derives from its investment in MLPs is largely dependent on MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability on MLP qualified income at the entity level. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. In this situation, the Fund will incur a current tax liability on that portion of a distribution from an MLP not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The Fund's tax basis in its MLP units would be reduced by amounts treated as tax-deferred return of capital, which would either increase the Fund's taxable gain or reduce the Fund's loss recognized upon the sale of an MLP. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. Certain energy related deductions are also not allowed for alternative minimum tax purposes, which may cause the Fund to be subject to the alternative minimum tax depending upon the nature of the assets of the MLPs. A reduction in the percentage of income offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as income, and may result in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders.

                         o Investments in Other Securities. The Fund may also invest in equity and debt securities of energy companies that are organized and/or taxed as corporations. Interest and dividend payments received by the Fund with respect to such securities generally are included in the Fund's corporate taxable income in the year in which they are received, although the Fund may qualify for the dividends-received deduction with respect to dividends on certain of the equity securities owned by the Fund.

                        Shareholder Tax Aspects.

                         o Current Distributions on Shares. Common shareholders of the Fund hold common shares of a Massachusetts business trust which has elected for federal income tax purposes to be taxed as a corporation. There is a significant difference, for federal income tax purposes, between owning common shares of a taxable entity treated as a corporation for federal income tax purposes (such as the Fund) versus owning partnership interests in the MLPs in which the Fund invests. Common shareholders of the Fund will be subject to potential income tax only if the Fund pays out distributions. Depending on the nature of the distribution made by the Fund, the tax character of such distribution to common shareholders will vary. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to common shareholders as dividend income. Prior to 2013, dividend income generally will qualify for treatment as "qualified dividend income" for federal income tax purposes if holding period and other requirements are satisfied by the common shareholder receiving such dividend income. Qualified dividend income received by individual shareholders is taxed at long-term capital gains rates, which reach a maximum of 15%. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2012 (assuming such special tax treatment is not repealed by Congress before then). After December 31, 2012, dividends will be taxed at ordinary income rates. Currently, the highest federal income tax rate applicable to individuals as ordinary income is 35%. This rate is scheduled to increase to 39.6% after 2012. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a common shareholder's basis in its common shares, and such distributions would correspondingly reduce the common shareholder's basis in its common shares. A reduction in the common shareholder's basis would potentially increase the common shareholder's gain (or reduce the common shareholder's loss) recognized upon the sale of the common shares. Additionally, excess distributions that exceed a common shareholder's tax basis in its common shares will generally be taxed as gain. The past performance of MLPs indicates that a significant portion of the Fund's distributions to common shareholders will likely represent a tax-deferred return of capital. However, there can be no guarantee that the Fund's expectation regarding the tax character of its distributions will be realized or that the Fund will make regular distributions. See "Distributions."

                         o Sale of Shares. Common shareholders generally will recognize a gain or loss upon the sale of their common shares. Such gain or loss is equal to the difference between the common shareholder's federal income tax basis in its common shares sold (as adjusted to reflect return of capital) and the sale proceeds received by the common shareholder upon the disposition of common shares. As a general rule, the sale of a capital asset, like common shares, held for more than a year will result in a long-term capital gain or loss. See "Tax Matters."

COMPARISON WITH DIRECT
INVESTMENTS IN MLPS ..  The Fund seeks to provide an efficient method for investing in MLPs, MLP-related entities and other energy companies. Some of the benefits of investing in the Fund as opposed to directly investing in MLPs include:

                         o The Fund provides, through a single investment vehicle, an investment in a portfolio of a number of MLPs, MLP-related entities and other energy companies;

                         o Direct investors in MLPs receive a partnership statement (a Form K-1 statement) from each MLP they own and may be required to file income tax returns in each state in which the MLPs operate. Common shareholders of the Fund will receive a single Form 1099 and will only be required to file income tax returns in states in which they would ordinarily file;

                         o Direct investors in MLPs are limited in their ability to use losses to offset other gains by the passive activity income and loss rules, whereas common shareholders of the Fund are not so limited; and

                         o Income received by tax-exempt investors, including employee benefit plans and IRA accounts, from MLPs is generally treated as unrelated business taxable income ("UBTI"), whereas distributions these investors receive from an entity treated for federal income tax purposes as a corporation (such as the Fund) will generally not be treated as UBTI, unless the stock is debt-financed.

LISTING ..............  The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE Amex under the trading or "ticker" symbol "FEN." The net asset value of the Fund's common shares at the close of business on November 30, 2011 was $27.31 per common share, and the last sale price of the common shares on the NYSE Amex on such date was $27.45.

CORPORATE FINANCE
SERVICES AND
CONSULTING AGENT......  Wells Fargo Advisors, LLC, as successor to A.G. Edwards, serves as corporate finance services and consulting agent to the Advisor, pursuant to a Corporate Finance Services and Consulting Agreement between A.G. Edwards and the Advisor. See "Corporate Finance Services and Consulting Fee."

CUSTODIAN,
ADMINISTRATOR
AND TRANSFER AGENT....  BNY Mellon Investment Servicing (US) Inc., formerly known as PNC Global Investment Servicing (U.S.) Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company serves as the Fund's Custodian in accordance with certain fee arrangements.

CLOSED-END
STRUCTURE ............  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                        Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares of the Fund being greater than, less than or equal to, net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the

                        Fund's common shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS .......  Investment and Market Risk. An investment in the Fund's
                        Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                        The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred beginning in late 2008, and may again be adversely affected due to weaknesses in the credit and stock markets. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund's ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

                        In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets.

                        Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility recently experienced. Such volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments and the trading price of the Fund's common shares.

                        Market Impact Risk. The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

                        Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                        Potential Conflicts of Interest Risk. First Trust Advisors, Energy Income Partners and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Energy Income Partners may manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, First Trust Advisors, Energy Income Partners and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Energy Income Partners and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                        The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Energy Income Partners which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

                        There is no guarantee that the policies and procedures adopted by First Trust Advisors, Energy Income Partners and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Energy Income Partners may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

                        Energy Sector Risk. The Fund's investments are generally concentrated in the energy sector, with a particular concentration in energy sector MLPs and energy sector MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

                         o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those MLPs, MLP-related entities and energy companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

                         o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather. A continuation of reduced demand for energy commodities as a result of the economic recession may further reduce the financial performance of the entities in which the Fund invests.

                         o Depletion and Exploration Risk. MLPs, MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

                         o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico or onshore oil pipeline spills may adversely affect the financial performance of MLPs and other energy companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing may adversely impact the ability of energy companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of MLPs and midstream energy companies.

                         o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

                         o Acquisition or Reinvestment Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if MLPs do consummate acquisitions/projects that they believe will be accretive, the acquisitions/projects may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition/project involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                         o Affiliated Party Risk. A few of the midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

                         o  Catastrophe Risk. The operations of MLPs,
                            MLP-related entities and energy companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

                         o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

                         o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

                         o Industry Specific Risk. MLPs, MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

                         o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

                         o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

                         o MLPs, MLP-related entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

                        Cash Flow Risk. A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution varies from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

                        Tax Risk. The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

                        Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund out of the earnings of the MLP would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.

                        Deferred Tax Risk. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

                        Delay in Investing the Proceeds of this Offering. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the year following any offering pursuant to this prospectus and an applicable prospectus supplement may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

                        Equity Securities Risk. MLP units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                        Certain of the energy companies in which the Fund invests and may in the future invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger MLPs, MLP-related entities and energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

                        MLP subordinated units in which the Fund invests and may in the future invest generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

                        The Fund invests, and may in the future invest, in I-Shares which represent an indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

                        Private Investment in a Public Entity ("PIPE") Transaction Risk. PIPE investors purchase securities directly from publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the 1933 Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, the Funds holdings, if any, will be less liquid and any sale will need to be made pursuant to an exemption under the 1933 Act.

                        Leverage Risk. The Fund currently utilizes leverage in the form of Borrowings under the Commitment Facility, and may in the future use additional leverage for investment purposes, to finance the repurchase of its common shares, and to meet cash requirements. Although the use of leverage by the Fund creates an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. Under the Commitment Facility, the Fund is also required to pledge assets to the lenders. Leverage involves risks and special considerations for common shareholders including:

                         o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

                         o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the distributions paid on the common shares;

                         o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

                         o when the Fund uses leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not use leverage.

                        The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the Commitment Facility, involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

                        Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act. There is no assurance that the Fund will not violate financial covenants relating to the Commitment Facility or other Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

                        It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares, there could be an adverse impact on the return to common shareholders.

                        Derivatives Risk. The Fund's Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. See "Risks -- Derivatives Risk."

                        Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2011, portfolio turnover was approximately 16%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments -- Investment Practices -- Portfolio Turnover" and "Tax Matters."

                        Restricted Securities. The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                        Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain energy companies trade on the New York Stock Exchange ("NYSE"), NYSE Amex, and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments -- Investment Philosophy and Process." Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by the MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to calculate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

                        Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

                        Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof. As of November 30, 2011, the Fund did not invest in any below investment grade debt securities.

                        Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. As of November 30, 2011, there were approximately seventy-seven (77) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities of other energy companies, consistent with its investment objective and policies. As of November 30, 2011 the Fund held investments in thirty (30) MLP issuers.

                        Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

                        Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks -- Anti-Takeover Provisions."

                        Competition Risk. There exist other alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.

                        Market Discount From Net Asset Value. The Fund's common shares have been publicly traded since June 24, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares over net asset value with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of any offering hereunder. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price with respect to any offering hereunder.

                        Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

                        Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            SUMMARY OF FUND EXPENSES

   The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of November 30, 2011, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all the assets the Fund invests. The table and example are based on the Fund's capital structure as of November 30, 2011. As of that date, the Fund had $137,900,000 of leverage outstanding pursuant to the Commitment Facility. Such leverage represented 23% of total assets as of November 30, 2011.

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load (as a percentage of offering price) ................................................    -- %*
Offering Expenses Borne by the Fund (as a percentage of offering price)(1).....................    -- %*
Dividend Reinvestment Plan Fees................................................................    None(2)

                                                                                         PERCENTAGE OF NET ASSETS
                                                                                      ATTRIBUTABLE TO COMMON SHARES,
                                                                                   (ASSUMES 23% LEVERAGE IS OUTSTANDING)
                                                                                   -------------------------------------
ANNUAL EXPENSES:
Management Fees(3)..............................................................................   1.36%
Interest and Fees on Leverage(4)................................................................   0.52%
Other Expenses (exclusive of current and deferred income tax expense (benefit))(5)..............   0.51%
                                                                                                  -----
Annual Expenses (exclusive of current and deferred income tax expense (benefit))(5).............   2.39%
                                                                                                  -----
Current Income Tax Expense......................................................................   0.02%
Deferred Income Tax Expense.....................................................................   5.29%
Total Annual Expenses (including current and deferred income tax expenses)......................   7.70%
                                                                                                  =====

--------------------------------------------------------------------------------

* The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(1)   The Fund will pay all offering costs other than the sales load.

(2) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).

(4) Interest and fees on leverage in the table reflect the cost to the Fund of Borrowings, expressed as a percentage of the Fund's net assets as of November 30, 2011, based on interest rates in effect as of November 30, 2011. The table assumes total Borrowings of $137.9 million, which reflects leverage in an amount representing 23% of total assets. The Borrowings bear interest at variable rates.

(5) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gain and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of average net assets by fiscal year from inception through November 30, 2011 has been as follows:

       Period June 24, 2004 (commencement of operations)
       Through November 30, 2004                                  16.18%
       Year Ended November 30, 2005                                5.98%
       Year Ended November 30, 2006                               10.84%
       Year Ended November 30, 2007                                4.58%
       Year Ended November 30, 2008                              (24.83)%
       Year Ended November 30, 2009                               22.47%
       Year Ended November 30, 2010                               17.53%
       Year Ended November 30, 2011                                6.29%

   The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after November 30, 2011 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

   The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses before taxes of 2.39% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value:(1)


   1 YEAR               3 YEARS               5 YEARS               10 YEARS
     $24                  $75                   $128                  $273

--------------------------------------------------------------------------------

(1) This example does not include sales load or estimated offering costs. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 23% of total assets, assuming interest and fees on leverage of 0.52%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the Commitment Facility. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                              FINANCIAL HIGHLIGHTS

   The information in the following table shows selected data for a common share outstanding throughout each period listed below. The information in this table for the year ended November 30, 2011 and each of the prior years then ended is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on the 2011 financial statements and the financial highlights for the five years in the period then ended is contained in the Fund's 2011 Annual Report and is included in the SAI, both of which are available from the Fund upon request.


                                  YEAR         YEAR         YEAR        YEAR         YEAR        YEAR        YEAR         PERIOD
                                  ENDED        ENDED        ENDED       ENDED        ENDED       ENDED       ENDED        ENDED
                                 NOVEMBER     NOVEMBER     NOVEMBER    NOVEMBER     NOVEMBER    NOVEMBER    NOVEMBER     NOVEMBER
                                 30, 2011     30, 2010     30, 2009    30, 2008    30, 2007(a)  30, 2006    30, 2005    30, 2004(b)
Net asset value, beginning
of period....................    $  25.95     $  20.20     $  14.68    $  26.74    $  25.88     $  22.53    $  21.34    $  19.10(c)
                                 --------     --------     --------    --------    --------     --------    --------    --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss..........      (0.25)(d)    (0.07)(d)    (0.24)(d)   (0.57)      (0.67)       (0.50)      (0.34)      (0.13)
Net realized and unrealized
gain (loss)..................        3.45(e)      7.51         7.43      (9.83)        3.06         5.23        2.86        2.74
                                 --------     --------     --------    --------    --------     --------    --------    --------
Total from investment
operations...................        3.20         7.44         7.19     (10.40)        2.39         4.73        2.52        2.61
                                 --------     --------     --------    --------    --------     --------    --------    --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:

Net realized gain............      (0.68)       (0.27)       (0.35)      (1.66)      (1.53)           --      (0.88)          --
Return of capital............      (1.19)       (1.52)       (1.41)          --          --       (1.38)      (0.45)      (0.33)
                                 --------     --------     --------    --------    --------     --------    --------    --------
Total from distributions.....      (1.87)       (1.79)       (1.76)      (1.66)      (1.53)       (1.38)      (1.33)      (0.33)
                                 --------     --------     --------    --------    --------     --------    --------    --------
Premiums from shares sold in at
the market offering..........        0.03         0.10         0.09          --          --           --          --      (0.04)
                                 --------     --------     --------    --------    --------     --------    --------    --------
Net asset value, end of
period.......................    $  27.31     $  25.95     $  20.20    $  14.68    $  26.74     $  25.88    $  22.53    $  21.34
                                 ========     ========     ========    ========    ========     ========    ========    ========
Market value, end of period..    $  27.45     $  26.30     $  22.30    $  14.40    $  23.82     $  24.49    $  20.92    $  22.12
                                 ========     ========     ========    ========    ========     ========    ========    ========
TOTAL RETURN BASED ON NET
ASSET VALUE (f)..............       12.61%(g)    38.65%       51.03%    (40.70)%       9.38%       22.23%      11.96%(h)   13.53%
                                 ========     ========     ========    ========    ========     ========    ========    ========
TOTAL RETURN BASED ON MARKET
VALUE (f)....................       11.73%       27.29%       70.20%    (34.74)%       2.96%       24.57%       0.29%      12.38%
                                 ========     ========     ========    ========    ========     ========    ========    ========
Net assets, end of period
(in 000's)...................    $385,326     $291,189     $136,520    $ 94,880    $172,421     $166,850    $145.230    $136,993

Portfolio turnover rate......          16%          20%          43%         38%         16%          17%         38%         35%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:

Including current and deferred
income taxes before waiver (i)       8.70%       20.24%       25.79%    (20.03)%       8.52%       14.47%       8.62%      18.38%(j)

Including current and deferred
income taxes after waiver (i)        8.70%       20.24%       25.79%    (20.03)%       8.52%       14.29%       8.31%      18.09%(j)

Excluding current and deferred
income taxes before waiver...        2.41%        2.71%        3.32%       4.80%       3.94%        3.63%       2.64%       2.20%(j)

Excluding current and deferred
income taxes after waiver....        2.41%        2.71%        3.32%       4.80%       3.94%        3.45%       2.33%       1.91%(j)

Excluding current and deferred
income taxes and interest
expense after waiver.........        1.91%        1.98%        2.32%       2.55%       1.89%        1.76%       1.57%       1.36%(j)

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:

Net investment income (loss)
ratio before tax expenses....      (1.40)%      (0.47)%      (2.73)%     (3.83)%     (3.83)%      (3.26)%     (2.29)%     (1.49)%(j)

Net investment income (loss)
ratio including tax expenses
(i)..........................      (7.69)%     (17.99)%     (24.84)%      21.00%     (8.41)%     (14.10)%     (8.27)%    (17.67)%(j)

SENIOR SECURITIES:
Total Energy Notes outstanding
($25,000 per note) ..........         N/A          N/A          N/A       1,000       2,360        2,360       1,360         N/A

Principal amount and market
value per Energy Note (k)....         N/A          N/A          N/A    $ 25,006    $ 25,004     $ 25,069    $ 25,074         N/A

Asset coverage per Energy
Note (l).....................         N/A          N/A          N/A    $119,880    $ 98,060     $ 95,699    $131,786         N/A

Total loan outstanding (in
(in 000's)...................    $137,900     $ 90,000     $ 45,000    $  5,650    $ 15,250          N/A         N/A    $ 30,000

Asset coverage per $1,000
senior indebtedness .........    $  3,794(m)  $  4,235(m)  $  4,034(m) $ 22,218(m) $ 12,306(n)       N/A         N/A    $  5,566(n)

See notes to this table on the next page.

(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor and on January 8, 2008, the shareholders approved new agreements.

(b) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004.

(c)   Net of sales load of $0.90 per Common Share on initial offering.

(d)   Based on average shares outstanding.

(e)   Reimbursement from Sub-Advisor represents less than $0.01.

(f) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(g) The reimbursement received from the Sub-Advisor had no effect on the Fund's total return for common shares.

(h) In 2005, the Fund received reimbursements from the Adviser and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(i) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(j)   Annualized.

(k)   Includes accumulated and unpaid interest.

(l) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

(n) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

N/A   Not applicable.

                               SENIOR SECURITIES

   The following table sets forth information about the Fund's outstanding senior securities as of each fiscal year ended November 30 since the Fund's inception:

                                          Total Principal
                                         Amount/Liquidation     Asset Coverage       Asset Coverage    Principal Amount
                                             Preference        per $1,000 Senior          per          and Market Value
   Year          Title of Security          Outstanding          Indebtedness       Energy Note (b)    Per Energy Note (d)
   ----          -----------------       ------------------    -----------------    ---------------    -------------------
   2004      Borrowings
               Total Loan Outstanding      $ 30,000,000           $  5,566(a)             ____               ____
   2005      Energy Notes
               Series A (1,360 Notes)      $ 34,000,000              ____              $131,786           $ 25,074
   2006      Energy Notes
               Series A (1,360 Notes)
               Series B (1,000 Notes)      $ 59,000,000              ____              $ 95,699           $ 25,069
   2007      Energy Notes
               Series A (1,360
               Notes)(e)                   $ 59,000,000              ____              $ 98,060           $ 25,004
               Series B (1,000 Notes)
             Borrowings
               Credit Facility             $ 15,250,000           $ 12,306(a)            ____               ____
   2008      Energy Notes
               Series B (1,000             $ 25,000,000              ____              $119,880           $ 25,006
               Notes)(f)

             Borrowings                    $  5,650,000           $ 22,218(c)            ____               ____
               Credit Facility (g)
   2009      Borrowings
               Credit Facility             $ 45,000,000           $  4,034(c)            ____               ____


   2010      Borrowings
               Credit Facility             $ 90,000,000           $  4,235(c)            ____               ____


   2011      Borrowings
               Credit Facility             $137,900,000           $  3,794(c)            ____               ____


(a) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding (in 000s).

(b) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes (in 000s).

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

(d)   Includes accumulated and unpaid interest.

(e) On April 18, 2008, the Fund redeemed all of the issued and outstanding Series A Notes.

(f) On March 13, 2009, the Fund redeemed all of the issued and outstanding Series B Notes.

(g) On January 23, 2009, the Fund repaid in full outstanding borrowings under the Credit Facility with borrowings under the Commitment Facility.

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on NYSE Amex (formerly the American Stock Exchange). The Fund's common shares commenced trading on NYSE Amex on June 25, 2004.

   The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Fund's common shares to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from Net Asset Value. See "Risks -- Market Discount from Net Asset Value."

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on NYSE Amex, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month. See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                                              PREMIUM/(DISCOUNT)
                                                MARKET PRICE (1)      NET ASSET VALUE (2)   TO NET ASSET VALUE (3)
QUARTER ENDED                                   HIGH       LOW         HIGH       LOW         HIGH        LOW

September 30, 2004............................  $22.20     $19.60      $20.44     $19.06      8.61%       2.83%
December 31, 2004.............................  $22.98     $20.60      $21.01     $20.16      9.38%       2.18%
March 31, 2005................................  $24.05     $21.50      $23.12     $21.68      4.02%      (0.83)%
June 30, 2005.................................  $23.69     $21.49      $22.35     $21.46      6.00%       0.14%
September 30, 2005............................  $24.77     $22.74      $24.23     $24.09      2.23%      (5.60)%
December 30, 2005.............................  $23.85     $20.82      $23.99     $23.34     (0.58)%    (10.80)%
March 31, 2006................................  $22.42     $20.40      $23.01     $22.86     (2.56)%    (10.76)%
June 30, 2006.................................  $21.36     $20.15      $23.33     $23.16     (8.44)%    (13.00)%
September 30, 2006............................  $22.56     $20.50      $24.38     $23.41     (7.47)%    (12.43)%
December 30, 2006.............................  $25.55     $21.70      $26.39     $23.92     (3.18)%     (9.28)%
March 31, 2007................................  $29.26     $24.22      $28.99     $26.04      0.93%      (6.99)%
June 29, 2007.................................  $29.90     $27.00      $29.70     $29.82      0.67%      (9.46)%
September 28, 2007............................  $29.55     $22.65      $31.27     $27.01     (5.50)%    (16.14)%
December 31, 2007.............................  $26.45     $21.71      $27.82     $25.57     (4.92)%    (15.10)%
March 31, 2008................................  $24.60     $21.16      $26.18     $24.49     (6.04)%    (13.60)%
June 30, 2008.................................  $25.80     $22.36      $25.46     $23.91      1.34%      (6.48)%
September 30, 2008............................  $23.33     $18.26      $22.18     $20.71      5.18%     (11.83)%
December 31, 2008.............................  $20.20     $11.21      $19.14     $12.71      5.54%     (11.80)%
March 31, 2009................................  $19.04     $14.02      $15.89     $13.76     19.82%       1.89%
June 30, 2009.................................  $20.75     $16.83      $18.04     $15.95     15.02%       5.52%
September 30, 2009............................  $22.31     $18.40      $18.48     $16.95     20.73%       8.55%
December 31, 2009.............................  $25.20     $21.17      $21.00     $19.69     20.00%       7.52%
March 31, 2010................................  $24.59     $21.69      $22.64     $21.03      8.61%       3.14%
June 30, 2010.................................  $26.25     $21.46      $23.10     $20.37     13.64%       5.35%
September 30, 2010............................  $25.98     $23.63      $24.65     $22.22      5.40%       6.35%
December 31, 2010.............................  $28.00     $25.68      $26.21     $25.10      6.83%       2.31%
March 31, 2011................................  $29.20     $26.87      $27.48     $26.47      6.26%       1.51%
June 30, 2011.................................  $30.11     $27.05      $28.05     $25.91      7.34%       4.40%
September 30, 2011............................  $30.20     $22.71      $27.45     $23.41     10.02%      (2.99)%
December 31, 2011.............................  $28.53     $24.59      $28.53     $24.64      0.00%      (0.20)%
March 31, 2012................................  $31.56     $28.65      $29.64     $28.95      6.48%      (1.04)%

   The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of November 30, 2011 were $27.45, $27.31 and 0.51%, respectively. As of November 30, 2011, the Fund had 14,109,563 common shares outstanding and net assets of the Fund were $385,325,984.

--------------------------------------------------------------------------------

(1)   Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August 1, 2008, net asset value was determined on each Friday and as of the end of each month.

(3)   Calculated based on the information presented.

                                    THE FUND

   The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. On June 29, 2004, the Fund issued an aggregate of 6,400,000 common shares in its initial public offering. On May 19, 2009, the Fund entered into a sales agreement with the Advisor, Sub-Advisor, and JonesTrading Institutional Services LLC, pursuant to which 259,962 Common Shares were sold. In addition, on February 12, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 805,000 Common Shares were sold (including 105,000 pursuant to an overallotment option), on February 18, 2010 and February 25, 2010, respectively. Subsequently, on April 30, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 1,955,000 Common Shares were sold (including 255,000 pursuant to an overallotment option on May 3, 2010), on November 18, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets, LLC and other underwriters named in the agreement pursuant to which 1,600,000 Common Shares were sold on November 24, 2010 and on July 26, 2011, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and RBC Capital
Markets, LLC and other underwriters named in the agreement pursuant to which 2,800,000 common shares were sold on July 29, 2011. Effective March 19, 2012, the Fund's Board of Trustees approved a name change for the Fund from "Energy Income and Growth Fund" to "First Trust Energy Income and Growth Fund." The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and applicable prospectus supplement will be, listed on the NYSE Amex under the symbol "FEN." The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

   The following table provides information about the Fund's outstanding securities as of November 30, 2011:

                                                   AMOUNT HELD BY
                                     AMOUNT        THE FUND OR FOR     AMOUNT
  TITLE OF CLASS                   AUTHORIZED        ITS ACCOUNT     OUTSTANDING
  Common shares.................    Unlimited             0          14,109,563


                                USE OF PROCEEDS

   Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objective and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

   The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded MLPs and related public entities in the energy sector which the Fund's Sub-Advisor believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of the distributions it receives from MLP investments may be tax deferred thereby increasing cash available for distribution by the Fund to its common shareholders. There can be no assurance that the Fund will achieve its investment objective.

   The Fund's investment objective is considered fundamental and may not be changed without common shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding" common shares, provided that common shareholders receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

   The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Advisor believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Advisor expects to achieve the Fund's objective with such investments.

   The Fund's policy of investing at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, MLPs and MLP-related entities in the energy sector is non-fundamental.

   The Fund has adopted the following additional non-fundamental policies:

      o Under normal market conditions, the Fund invests at least 65% and up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

      o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund will not invest more than 35% of its Managed Assets in such restricted securities, including up to 10% of its Managed Assets in private companies.

      o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP related entities, including certain securities rated below investment grade. Below investment grade debt securities will be rated at least "B3" by Moody's and at least "B-" by S&P at the time of purchase, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor.

      o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

      o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

      o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

   Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

   For a more complete discussion of the Fund's portfolio composition, see "Portfolio Composition."

INVESTMENT PHILOSOPHY AND PROCESS

   Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities of energy companies and energy sector MLPs and energy sector MLP-related entities. The Sub-Advisor seeks securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Sub-Advisor's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. While the Sub-Advisor maintains an active dialogue with several research analysts in the energy sector, the Sub-Advisor's primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by its in-house investment analysts. To determine whether a company meets its criteria, the Sub-Advisor generally considers, among other things, a proven track record, a strong record of distribution or dividend growth, solid ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure, and management team.

   The Fund pursues its objective by investing principally in a portfolio of equity securities issued by MLPs and MLP-related entities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments is contained in the Fund's SAI.

   Energy Companies. The Fund concentrates its investments in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage. The Fund's investments consist of equity and debt securities issued by energy companies and energy sector MLPs and energy sector MLP-related entities.

   Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, other energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rules and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

   Master Limited Partnerships. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as a partnership for federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

   MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established MQD. Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

   Energy MLPs in which the Fund invests can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

      o Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

      o Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

      o Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

   The Fund also may invest in equity and debt securities of energy companies that are organized and/or taxed as corporations, including Canadian income trusts, and may invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs, and in private companies that operate energy assets.

PORTFOLIO COMPOSITION

   The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

   Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector MLP-related entities, including common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

   MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on the success of an MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

   MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

   MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the NYSE and the AMEX.

   Equity Securities of Energy Companies. The Fund may invest up to 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements.

   Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P or "B3" by Moody's or a comparable rating by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its common shareholders. In light of the risks of below investment grade securities, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of any offering of Common Shares offered hereby are being invested, or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

INVESTMENT PRACTICES

   Covered Call Option Transactions. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund writes call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

   If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

   Strategic Transactions. The Fund may, but is not required to, use various hedging and strategic transactions described below to seek to reduce interest rate risks arising from any use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund currently writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. Hedging and strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Advisor seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result. In prior fiscal years, the Fund has entered into interest rate swaps. During the fiscal year ended November 30, 2011, the Fund wrote covered call options on the common stocks of energy companies held in the Fund's portfolio. The Fund expects to continue to utilize Strategic Transactions in a manner similar to its activity during fiscal 2011.

   The Fund may, to a lesser extent, purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

   See "Risks -- Derivatives Risk" in the prospectus and "Investment Policies and Techniques" in the Fund's SAI for a more complete discussion of Strategic Transactions and their risks.

   Value of Derivative Instruments. For purposes of determining the Fund's compliance with the investment requirements relating to MLP and MLP-related entities, the Fund values Strategic Transactions based on their respective current fair market values.

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2011, the Fund's portfolio turnover rate was approximately 16%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."

                           USE OF FINANCIAL LEVERAGE

   The Fund is currently engaged in, and may in the future engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may borrow (by use of commercial paper, notes and/or other Borrowings) an amount up to 331/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of November 30, 2011, the Fund utilized leverage in an amount equal to approximately 26% of the Fund's Managed Assets. Borrowings, commercial paper or notes and Preferred Shares are each considered a "Leverage Instrument" and collectively, the "Leverage Instruments." Leverage Instruments have seniority in liquidation and distribution rights over the Fund's common shares.

   On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045 (the "Series A Notes") and on March 26, 2006, issued $25 million principal amount of auction rate senior notes due March 20, 2046 (the "Series B Notes") each of which were rated "Aaa" and "AAA" by Moody's and Fitch, respectively. On March 26, 2008, the Fund established a Credit Facility with The Bank of Nova Scotia, of which $34 million was used to redeem the issued and outstanding Series A Notes. On January 23, 2009, the Fund entered into a commitment facility agreement with BNP Paribas Prime Brokerage Inc. (as amended from time to time, the "Commitment Facility"), which was used to repay in full outstanding borrowings under the Credit Facility and, on February 26, 2009, to deposit funds to redeem the issued and outstanding Series B Notes. All of the issued and outstanding Series B Notes were redeemed on March 13, 2009. As of November 30, 2011, the maximum commitment amount was $162,000,000.

   The Fund may, in the future, incur additional Borrowings, issue additional series of notes or other senior securities in an amount up to 331/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than Borrowings). The Fund's common shares, including the Common Shares, are junior in liquidation and distribution rights to Borrowings under the Commitment Facility. The issuance of debt and Preferred Shares, including Borrowings under the Commitment Facility, represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus and an applicable prospectus supplement will enable the Fund to increase the aggregate amount of its leverage. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Advisor's and Sub-Advisor's fees are based on Managed Assets (including assets obtained through leverage), both the Advisor's and Sub-Advisor's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used.

   It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have recently experienced extreme volatility and disruption. Such volatility and disruption generally reduces the availability of credit. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and an applicable prospectus supplement, there could be an adverse impact on the return to common shareholders.

   Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The Leverage Instruments have complete priority upon distribution of assets over common shares. The issuance of Leverage Instruments leverages the common shares. Although based on recommendations by the Advisor and the Sub-Advisor, the determination of whether to utilize Financial Leverage as well as timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments, would be determined by the Fund's Board of Trustees. The Fund expects to invest the net proceeds derived from any future Leverage Instrument offering according to the investment program described in this prospectus. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

   Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Advisor and Sub-Advisor will be calculated on the basis of the Fund's Managed Assets including proceeds from Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing Financial Leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks -- Leverage Risk."

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (331/3% of Managed Assets after borrowings). With respect to such borrowings, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements including covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act described below. There is no assurance that the Fund will not violate asset coverage covenants relating to the Commitment Facility in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

   The Commitment Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Commitment Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Commitment Facility restrict the Fund's ability to change its investment advisor, sub-advisor or custodian, amend its fundamental investment policies or fundamental investment objectives, or take on additional indebtedness without prior consent from the provider of the Commitment Facility.

   If Preferred Shares are issued they could pay adjustable rate dividends based on shorter-term interest rates or a fixed rate. In the event the dividends are paid at adjustable rates, the adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's managed assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

   The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

   The aggregate principal amount of Borrowings under the Commitment Facility represented approximately 26% of Managed Assets as of November 30, 2011. Asset coverage with respect to the Borrowings under the Commitment Facility was 379% and the Fund had $24,100,000 of unutilized funds available for Borrowing under the Commitment Facility as of that date. Outstanding balances under the Commitment Facility generally accrue interest at a variable annual rate equal to the three-month LIBOR plus 0.80%. As of November 30, 2011, the rate was 1.32%. As of November 30, 2011, the Fund had $137,900,000 outstanding under the Commitment Facility. The Commitment Facility also has an annual unused fee of 0.80% on the unutilized funds available for borrowing. The total annual interest and fee rate as of November 30, 2011 was 1.24%.

   Assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 1.24%), the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.38%.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

      The table further assumes leverage representing 26% of the Fund's Managed Assets, net of expenses, and the Fund's current annual leverage interest and fee rate of 1.24%.

     Assumed Portfolio Total Return (Net of Expenses) ......    -10%        -5%        0%         5%        10%
     Common Share Total Return ............................. -14.10%     -7.31%    -0.52%      6.27%     13.06%

   Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

   While the Fund is using leverage, the amount of the fees paid to both the Advisor and the Sub-Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and Sub-Advisor on the one hand and the common shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's management fees and other expenses.

                                     RISKS

GENERAL

   Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the Fund's SAI.

INVESTMENT AND MARKET RISK

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund's Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

   The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred beginning in late 2008, and may again be adversely affected due to weaknesses in the credit and stock markets. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund's ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in the capital markets. The sustained recovery of the MLP sector is dependent on several factors, including the sustained recovery of the financial sector, the general economy and the commodity markets.

   In response to the financial crises affecting the banking system and financial markets and going concern threats to investment banks and other financial institutions, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets.

   Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility recently experienced. Such volatility could materially and adversely affect the Fund's financial condition, the performance of its investments and the trading price of its common shares.

MARKET IMPACT RISK

      The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

MANAGEMENT RISK

      The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

POTENTIAL CONFLICTS OF INTEREST RISK

      First Trust Advisors, Energy Income Partners and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Energy Income Partners may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, First Trust Advisors, Energy Income Partners and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Energy Income Partners and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Energy Income Partners which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

    There is no guarantee that the policies and procedures adopted by First Trust Advisors, Energy Income Partners and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Energy Income Partners may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

ENERGY SECTOR RISK

   The Fund's investments will generally be concentrated in the energy sector, with a particular concentration in energy sector MLPs and energy sector MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

      o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those energy companies who own the underlying energy commodity. Commodity prices fluctuate for several reasons including, changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity price may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

      o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors including, catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather. A continuation of reduced demand for energy commodities as a result of the economic recession may further reduce the financial performance of the entities in which the Fund invests.

      o Depletion and Exploration Risk. MLPs, MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

      o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services.

         Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico or onshore oil pipeline spills may adversely affect the financial performance of MLPs and other energy companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing may adversely impact the ability of energy companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of MLPs and midstream energy companies.

      o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

      o Acquisition or Reinvestment Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if MLPs do consummate acquisitions/projects that they believe will be accretive, the acquisitions/projects may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions/projects which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition/project involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

      o Affiliated Party Risk. A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

      o Catastrophe Risk. The operations of MLPs, MLP-related entities and energy companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

      o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distributions facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

      o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.


INDUSTRY SPECIFIC RISK

   MLPs, MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

      o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

      o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

      o MLPs, MLP-related entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

CASH FLOW RISK

   A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

TAX RISK

   The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an

MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to the units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

TAX LAW CHANGE RISK

   Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund out of the earnings of the MLP would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.

DEFERRED TAX RISK

   As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of an MLP's income that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's income which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. A reduction in the percentage of income offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

DELAY IN INVESTING THE PROCEEDS OF THIS OFFERING

   Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Prior to the time the proceeds of this offering are fully invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the period following any offering pursuant to this prospectus and applicable prospectus supplement may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

EQUITY SECURITIES RISK

   MLP common units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates given their yield-based nature.

   Certain of the MLPs, MLP-related entity and other energy companies in which the Fund may invest may have comparatively smaller capitalizations than other companies. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These MLPs, MLP-related entities and energy companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

   A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

   MLP subordinated units in which the Fund will invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

   The Fund invests, and may in the future invest, in I-Shares which represent an indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

PIPE TRANSACTION RISK

   PIPE investors purchase securities directly from publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the 1933 Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, the Funds holdings, if any, will be less liquid and any sale will need to be made pursuant to an exemption under the 1933 Act.

LEVERAGE RISK

   The Fund may borrow an amount up to 331/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of November 30, 2011, the principal amount of Borrowings under the Commitment Facility represented approximately 26% of the Fund's Managed Assets. As of November 30, 2011, the Fund had $24.1 million of unutilized funds available for Borrowing under the Commitment Facility. Such Borrowings and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage." The successful use of leverage depends on the Sub-Advisor's ability to predict or hedge correctly interest rate and market movements. Although the use of leverage by the Fund may create an opportunity for increased returns for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will continue to be used or will be successful. Leverage involves risks and special considerations for common shareholders including:

      o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

      o when the Fund uses financial leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not use leverage.

   The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the Commitment Facility, would involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

   The Board of Trustees, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return.

   The funds borrowed pursuant to a borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under a borrowing program are senior to the rights of holders of common shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or Preferred Shares or purchase common shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any borrowing program. In addition, the Fund may not be permitted to pay dividends on common shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   In addition, recent turmoil in the credit markets have adversely impacted borrowing availability and costs. These market developments have increased, and may continue to increase, the financing costs of the Fund. Because common shareholders indirectly bear the cost of leverage, an increase in interest and dividend obligations on the Fund's Financial Leverage may reduce the total return to common shareholders.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the Commitment Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act described below. There is no assurance that the Fund will not violate financial covenants relating to the Commitment Facility or other Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

   It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have recently experienced extreme volatility and disruption. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and applicable prospectus supplement, there could be an adverse impact on the return to common shareholders.

   With respect to a borrowing program instituted by the Fund, the credit agreements governing such a program, including the Commitment Facility, includes usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Commitment Facility does not permit the Fund's asset coverage ratio (as defined in the Commitment Facility) to fall below 300% at any time.

   Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Commitment Facility limits the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the 300% asset coverage test. In addition, the Commitment Facility does not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or Preferred Shares: (i) at any time that any event of default under the Commitment Facility has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Commitment Facility's 300% asset coverage test set forth in the credit agreements governing the

Commitment Facility. To the extent necessary, the Fund intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

DERIVATIVES RISK

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

   There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

   There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Advisor's ability to predict correctly changes in interest rate relationships or other factors.

   Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

   The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

   At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

   The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the common shares. For example, the Fund may utilize interest rate swaps and caps in connection with the Fund's use of Financial Leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap but is expected to enter into an interest rate cap.

   Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

PORTFOLIO TURNOVER RISK

   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2011, portfolio turnover was approximately 16%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices -- Portfolio Turnover" and "Tax Matters."

RESTRICTED SECURITIES

   The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

LIQUIDITY RISK

   Although common units of MLPs, I-Shares of MLP-related entities and common stocks of certain energy companies trade on the NYSE, NYSE Amex and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.

   If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than the Fund otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices.

VALUATION RISK

   Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

INTEREST RATE RISK

   Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

BELOW INVESTMENT GRADE SECURITIES RISK

   Below investment grade securities are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. As of November 30, 2010, the Fund did not invest in any below investment grade securities. Below investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

      o  greater yield and price volatility;

      o  greater credit risk and risk of default;

      o potentially greater sensitivity to general economic or industry conditions;

      o  potential lack of attractive resale opportunities (illiquidity); and

      o  additional expenses to seek recovery from issuers who default.

   In addition, the prices of these below investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade securities tend to be less liquid than investment grade securities and the market for below investment grade securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade security held in the Fund's portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent it is required to seek recovery of such principal or interest.

   Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the Sub-Advisor will consider these events in determining whether the Fund should continue to hold the securities.

   The market for below investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

   For a further description of below investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

NON-DIVERSIFICATION

   The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. As of November 30, 2011, there were approximately seventy-seven (77) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities issued by energy companies, consistent with its investment objective and policies. As of November 30, 2011, the Fund held investments in thirty (30) MLP issuers.

MARKET DISRUPTION RISK

   The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

COMPETITION RISK

   There exist other alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.

POTENTIAL TAX CHANGES

   In addition to the specific tax risks and matters discussed elsewhere in this prospectus, the President of the United States has indicated a desire to make significant changes to the Internal Revenue Code. The Fund has no way of knowing whether such changes of the Internal Revenue Code might occur or, if enacted, what effect such changes might have on the Fund's common shareholders or the MLPs and MLP-related entities in which the Fund invests.

MARKET DISCOUNT FROM NET ASSET VALUE

   The Fund's common shares have been publicly traded since June 24, 2004 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares in any offering made hereby will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the price at which shares may be offered in any offering pursuant to this prospectus.

INFLATION RISK

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

CERTAIN AFFILIATIONS

   Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with any public offering of the Common Shares offered by this prospectus, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and is responsible for supervising the Sub-Advisor. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $47 billion in assets which it managed or supervised as of November 30, 2011.

   First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

   For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Advisor."

SUB-ADVISOR

   Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

   Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment advisor and serves as investment advisor to investment portfolios with approximately $1.5 billion of assets as of November 30, 2011.

   Energy Income Partners is a Delaware limited liability company and an SEC-registered investment advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related MLPs and other high payout securities in the energy sector. In addition to serving as sub-advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers.

   First Trust Capital Partners, LLC, an affiliate of the Advisor, purchased, through a wholly-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor.

   James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

   Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

   Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

   Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

   For additional information concerning Energy Income Partners, including a description of the services provided and additional information about the Fund's portfolio managers, including the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

   For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

   In addition to the management fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

   Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees from the Fund (and Sub-Advisor's fees from the Advisor) will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 26% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.36% of net assets attributable to common shares. See "Summary of Fund Expenses."

   A discussion regarding the basis for approval by the Board of Trustees of the Fund's Investment Management Agreement with the Advisor is available in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2011.

                                NET ASSET VALUE

   The Fund determines the net asset value of its common shares daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including option premiums, accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares, by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/ or assumptions, the net asset value of the Fund would likely fluctuate.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on The Nasdaq Stock Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

   Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on The Nasdaq Stock Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

   Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

                                 DISTRIBUTIONS

   The Fund intends to make quarterly distributions to common shareholders. Fund distributions will generally consist of (i) cash or paid-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and dividend or other payments on equity securities owned by the Fund, less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. The Fund anticipates that, due to the tax treatment under current law of cash distributions made by MLPs in which the Fund will invest, a portion of distributions the Fund makes to common shareholders may consist of a tax-deferred return of capital. Distributions to Common Shareholders are recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

   Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain (or decrease the realized loss) upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain. Unless you elect to receive cash distributions, your distributions of net investment income will automatically be reinvested into additional common shares pursuant to the Fund's Dividend Reinvestment Plan. You will be taxed upon the reinvested amounts as if you actually received the distribution in cash and then reinvested it in common shares.

   Distributions by the Fund, whether paid in cash or in additional common shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

                           DIVIDEND REINVESTMENT PLAN

   If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your common shares will be automatically reinvested by the Plan Agent, BNY Mellon Investment Servicing (US) Inc., as successor to PNC Global Investment Servicing (U.S.) Inc., in additional common shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as successor to PNC Global Investment Servicing (U.S.) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

   (1) If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of
(i) net asset value per common share on that date or (ii) 95% of the market price on that date.

   (2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE Amex or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

   If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                              PLAN OF DISTRIBUTION

   The Fund may sell the Common Shares being offered under this prospectus in any one or more of the following ways:

     o   directly to purchasers;
     o   through agents;
     o   to or through underwriters; or
     o   through dealers.

   The Fund may distribute the Common Shares from time to time in one or more transactions at:

     o   a fixed price or prices, which may be changed;
     o   market prices prevailing at the time of sale;
     o   prices related to prevailing market prices; or
     o   negotiated prices.

   The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933 and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

   If any underwriters or agents are utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the prospectus supplement relating to such offering their names and the terms of the Fund's agreement with them.

   If a dealer is utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

   The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

   Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

   In order to facilitate the offering of the Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of the Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, the Common Shares or any such other Common Shares in the open market. Finally, in any offering of the Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

   The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this prospectus and the applicable prospectus supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of stock, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or other offering materials (or a post-effective amendment).

   The Fund or one of the Fund's affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell the Common Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our Common Shares or in connection with a simultaneous offering of other Common Shares offered by this prospectus or otherwise.

   The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

   Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in this offering have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of November 30, 2011, the Fund had 14,109,563 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

      The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the NYSE Amex (formerly the American Stock Exchange) under the trading or "ticker" symbol "FEN."

      Section 23(b) of the 1940 Act, in relevant part, provides that a registered closed-end fund may not sell any of its common stock at a price below the current net asset value of such stock, exclusive of any distribution commission or discount, except with the consent of a majority of its common stockholders, or under certain other circumstances. At a special meeting of shareholders of the Fund held on January 8, 2008, the Fund obtained authority from its shareholders to issue and sell common shares at a net price less than its then-current net asset value per share, subject to the following conditions:

      o The per share offering price, before the deduction of underwriting fees, commissions and offering expenses, will not be less than the net asset value per share of the Fund's common shares, as determined at any time within two business days prior to the pricing of the common shares to be sold in the offering.

      o Immediately following each offering of such common shares, after deducting underwriting fees, commissions and offering expenses, the net asset value per share of the Fund's common shares, as determined at any time within two business days prior to the pricing of the common shares to be sold, would not have been diluted by greater than a total of 1% of the net asset value per share of all of the Fund's outstanding common shares. The Fund will not be subject to a maximum number of common shares that can be sold or a defined minimum sales price per share in any offering so long as for each offering the number of common shares offered and the price at which such common shares are sold together would not result in dilution of the net asset value per share of the Fund's common shares in excess of the 1% limitation described above.

      o A majority of the Independent Trustees makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the investments to be made with the net proceeds of such issuance will lead to a long-term increase in the Fund's net asset value or a long-term increase in the level of the Fund's distributions to shareholders.

      In connection with any sale of Common Shares below net asset value as described above, the Advisor and Sub-Advisor have committed to waive a portion of their investment advisory fees and sub-advisory fees following any such offering of Common Shares in the following manner:

      o the Advisor and Sub-Advisor will waive all investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to such newly issued Common Shares (including any assets attributable to associated financial leverage) for the first three-month period following any offering of Common Shares; and

      o the Advisor and Sub-Advisor will waive 50% of investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to such newly issued Common Shares (including such assets attributable to associated financial leverage) for the second three-month period following such offering of Common Shares.

      See "Management of the Fund -- Investment Management Agreement" for a description of the investment advisory and sub-advisory fees payable to the Advisor and the Sub-Advisor.

      The Fund will not issue and sell Common Shares at a price less than its then-current net asset value per share in accordance with the above conditions unless set forth in a prospectus supplement to this prospectus.

      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shareholders. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. The Fund cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

    Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DESCRIPTION OF BORROWINGS

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (331/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked equal to all other existing and future borrowings of the Fund.

   Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

   The Commitment Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Commitment Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Commitment Facility restrict the Fund's ability to change its investment advisor, sub-advisor or custodian, amend its fundamental investment policies or investment objective, or take on additional indebtedness without prior consent from the provider of the Commitment Facility.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions in the Declaration of Trust may be amended except by the vote of at least two-thirds of the common shares and Preferred Shares, if any, outstanding and entitled to vote. Only the Board of Trustees may amend the By-Laws. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE


CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings and limitations on seniority within the Fund's capital structure if the Fund has other borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

   Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the NYSE Amex or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED

   This section and the discussion in the SAI provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the common shares. It does not address all federal income tax consequences that may apply to investment in the common shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code, on Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the common shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of common shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the U.S. dollar or (iv) persons that do not hold common shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

   For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

   The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund is subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income would generally include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the common shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

   The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

   The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

   Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions received by the Fund, by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

   In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

   The Fund is not treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests under current law. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or common shareholders of the Fund.

TAXATION OF THE SHAREHOLDERS

   Distributions. The Fund's distributions will be treated as dividends to common shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

   The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2012. After 2012, individuals will be taxed at ordinary rates on dividend income, unless such favorable treatment is extended by new legislation. The current maximum rate for individuals on ordinary income is 35%. This rate is scheduled to increase to 39.6% after 2012. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met.

   If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. Corporations are taxed on capital gains at their ordinary graduated rates.

   A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for federal income tax purposes.

   Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

   A common shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating common shareholder and the participating common shareholder reinvested such amount in additional Fund common shares.

   The Fund will notify common shareholders annually as to the federal income tax status of Fund distributions to them.

   Distributions from the Fund after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

   Sale of Shares. Upon the sale of common shares, a common shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the common shareholder's tax basis of common shares sold. As discussed above, such tax basis may be less than the price paid for the common shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common shares were capital assets held for more than one year. The federal income tax treatment of long-term capital gains is described above. The deductibility of capital losses is subject to limitations. In addition, the gross proceeds from dispositions of interests in the Fund after December 31, 2014 may be subject to a U.S. withholding tax of 30% in the case of payments to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

   Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012 This tax will generally apply to the net investment income of a shareholder who is an individual if such shareholder's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of a married couple filing joint returns and $200,000 in the case of single individuals.

   Information Reporting and Withholding. The Fund will be required to report annually to the Internal Revenue Service (the "IRS"), and to each common shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common shareholder (other than common shareholders who are not subject to the reporting requirements without supplying any documentation) that is a U.S. person will be required to provide the Fund, under penalties of perjury, an IRS Form W-9 or an equivalent form containing the common shareholder's name, address, correct federal taxpayer identification number and a statement that the common shareholder is not subject to backup withholding. Should a non-exempt common shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate is 28%, but such rate is scheduled to increase to 31% after December 31, 2012. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the common shareholder's federal income tax liability provided the required information is timely furnished to the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

   Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

   MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

   Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund currently invests in energy MLPs that derive income from such sources, so the income of the MLPs should qualify as qualifying income.

   As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions received by the Fund, by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses, and increased for capital contributions and income and gains.

   When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

   The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

   Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's common shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

   Other Investments. The Fund has in the past, and may in the future, attempt to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

   Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss

(the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

                 CORPORATE FINANCE SERVICES AND CONSULTING FEE

   First Trust Advisors (and not the Fund) has entered into a Corporate Finance Services and Consulting Agreement with Wells Fargo Advisors, LLC, as successor to A.G. Edwards (the "Consultant"), and has agreed to pay from its own assets a fee to the Consultant. This fee was payable quarterly at the annual rate of 0.10% of the Fund's Managed Assets through June 29, 2006 and is payable quarterly at the annual rate of 0.15% of the Fund's Managed Assets after June 29, 2006 and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, the Consultant will: (i) provide relevant information, studies or reports regarding closed-end investment companies with similar investment objectives and/or strategies as the Fund as well as general trends in the closed-end investment company and asset management industries, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the Common Shares relating to the trading price and market price thereof upon which First Trust Advisors and the Consultant shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market. The incremental additional amounts paid as service fees applicable to daily assets of the Fund attributable to the common shares initially offered by the Fund will not exceed 4.461% of the offering price of such common shares.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Bank of New York Mellon ("Custodian"), 1 Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., as successor to PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, BNY Mellon Investment Servicing (US) Inc., as successor to PNC Global Investment Servicing (U.S.) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm providing such independent registered public accounting firm with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for accounting and administrative services, the Fund has agreed to pay BNY Mellon Investment Servicing (US) Inc., as successor to PNC Global Investment Servicing (U.S.) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.095% of the Fund's first $200 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.


                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                          PAGE
                                                                          ----
Use of Proceeds .........................................................    1
Investment Objective ....................................................    1
Investment Restrictions .................................................    2
Investment Policies and Techniques ......................................    4
Additional Information About the Fund's Investments and
   Investment Risks......................................................    6
Other Investment Policies and Techniques ................................   25
Management of the Fund ..................................................   34
Investment Advisor ......................................................   46
Sub-Advisor .............................................................   49
Portfolio Transactions and Brokerage ....................................   52
Certain Provisions in the Declaration of Trust and By-Laws...............   54
Repurchase of Fund Shares; Conversion to Open-End Fund ..................   56
Net Asset Value .........................................................   58
Tax Matters .............................................................   61
Performance Related and Comparative Information .........................   67
Experts .................................................................   69
Custodian, Administrator and Transfer Agent .............................   69
Additional Information ..................................................   70
Financial Statements and Report of Independent Registered Public
   Accounting Firm.......................................................  F-1
Appendix A -- Ratings of Investments.....................................  A-1
Appendix B -- Energy Income Partners, LLC Proxy Voting Policy............  B-1

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   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


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                               TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

Prospectus Summary............................................................1

Summary of Fund Expenses.....................................................24

Financial Highlights.........................................................26

Senior Securities............................................................28

Market and Net Asset Value Information.......................................29

The Fund.....................................................................30

Use of Proceeds..............................................................30

The Fund's Investments.......................................................30

Use of Financial Leverage....................................................36

Risks........................................................................39

Management of the Fund.......................................................53

Net Asset Value..............................................................55

Distributions................................................................56

Dividend Reinvestment Plan...................................................56

Plan of Distribution.........................................................57

Description of Shares........................................................59

Certain Provisions in the Declaration of Trust and By-Laws...................62

Structure of the Fund; Common Share Repurchases and Change in
   Fund Structure............................................................63

Tax Matters..................................................................64

Corporate Finance Services and Consulting Fee................................68

Custodian, Administrator and Transfer Agent..................................68

Legal Opinions...............................................................68


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                   FIRST TRUST ENERGY INCOME AND GROWTH FUND



                            2,800,000 COMMON SHARES

                              $     PER SHARE



--------------------------------------------------------------------------------
                             PROSPECTUS SUPPLEMENT
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                                 MORGAN STANLEY

                                   CITIGROUP

                              RBC CAPITAL MARKETS

                               OPPENHEIMER & CO.

                                     BAIRD










                                July   , 2012

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Energy Income and Growth Fund (the "Fund") is a non-diversified closed-end management investment company which commenced operations in June 2004.

      This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to 5,649,000 common shares of beneficial interest in the Fund in one or more offerings (the "Common Shares"). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated July 25, 2012 (the "Prospectus") and any related prospectus supplement. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus and any prospectus supplement will be, subject to notice of issuance, listed on the NYSE Amex under the symbol "FEN."

      This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus and any prospectus supplement prior to purchasing such shares. A copy of the Fund's Prospectus and any prospectus supplement may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any prospectus supplement.

       This Statement of Additional Information is dated July 25, 2012.

                               TABLE OF CONTENTS

                                                                           PAGE

USE OF PROCEEDS..............................................................1

INVESTMENT OBJECTIVE.........................................................1

INVESTMENT RESTRICTIONS......................................................2

INVESTMENT POLICIES AND TECHNIQUES...........................................4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND
   INVESTMENT RISKS..........................................................6

OTHER INVESTMENT POLICIES AND TECHNIQUES....................................25

MANAGEMENT OF THE FUND......................................................34

INVESTMENT ADVISOR..........................................................46

SUB-ADVISOR.................................................................49

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................52

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS..................54

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND......................56

NET ASSET VALUE.............................................................58

TAX MATTERS.................................................................61

PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............................67

EXPERTS.....................................................................69

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT.................................69

ADDITIONAL INFORMATION......................................................70

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM.........................................................F-1

APPENDIX A  --  Ratings of Investments.....................................A-1

APPENDIX B  --  Energy Income Partners, LLC Proxy Voting Policy............B-1

                                USE OF PROCEEDS

      The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to the Prospectus and any prospectus supplement in accordance with the Fund's investment objective and policies as stated below, to repay indebtedness or for other general corporate purposes.

      Pending investment in securities that meet the Fund's investment objective and policies, the net proceeds of this offering will be invested in cash or cash equivalents.

                              INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector which the Fund's sub-advisor, Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor"), believes offer opportunities for income and growth. As used in this Statement of Additional Information, unless the context requires otherwise, MLPs are MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

      The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the "Board of Trustees") without shareholder approval, provided that shareholders receive at least 60 days prior written notice of any change.

      The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Advisor believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Advisor expects to achieve the Fund's objective with such investments.

                            INVESTMENT RESTRICTIONS

      The Fund has adopted the following non-fundamental policies:

        o Under normal market conditions, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities.

        o Under normal market conditions, the Fund invests at least 65% and up to 100% of its Managed Assets in equity securities of MLPs and MLP-related entities. MLP and MLP-related entity equity securities currently consist of common units, subordinated units and I-Shares. The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of MLPs.

        o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

        o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least "B3" by Moody's and at least "B-" by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor.

        o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

        o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

        o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

      To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio.

      Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class:

             (1) Issue senior securities, as defined in the 1940 Act, other than
      (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

             (2) Borrow money, except as permitted by the 1940 Act;

      For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Use of Financial Leverage" in the Fund's Prospectus;

             (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities;

             (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

             (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities); or

             (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.

      As set forth in the Prospectus, the Fund concentrates its investments in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage. The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (1) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (2) more than 50% of the Fund's shares, whichever is less.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Fund's Prospectus.

      Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares, the issuance of Preferred Shares, if any, commercial paper or notes and/or Borrowings are being invested or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

      Cash and cash equivalents are defined to include, without limitation, the following:

             (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

             (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance

      Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

             (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

             (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

ENERGY COMPANIES

      For purposes of the Fund's policy of investing 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities, an energy company is one that derives its revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs"), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

      Energy sector MLPs are limited partnerships that derive at least 90% of their income from energy operations. The business of energy sector MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, MLPs that provide natural gas services and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Sub-Advisor seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. The MLP sector in general could be hurt by market perception that MLPs' performance and valuation are directly tied to commodity prices.

      Some energy companies operate as "public utilities" or "local distribution companies," and therefore are subject to rate regulation by state or federal utility commissions. However, energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

      Energy MLPs in which the Fund invests generally can be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

      Midstream MLP natural gas services include treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs also may operate ancillary businesses, including the marketing of the products and logistical services.

      Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

      Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

      MLPs and MLP-related entities typically achieve distribution growth by internal and external means. MLPs and MLP-related entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing assets and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

      MLPs and MLP-related entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy MLPs and MLP-related entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

      MLPs and MLP-related entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

      Energy sector MLPs and MLP-related entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLPs and MLP-related entities.

      Energy sector MLPs and MLP-related entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; reliance on growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs and MLP-related entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs and MLP-related entities to successfully integrate recent or future acquisitions; and the general level of the economy.

      The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

      Under normal circumstances the Fund will invest at least 65% of its Managed Assets in equity securities of energy sector MLPs and MLP-related entities. An MLP is a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Qualification as a partnership for federal income tax purposes eliminates tax on MLP income at the entity level.

      An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

      MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

      The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

      In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

      MLPs tend to pay relatively higher distributions than other types of companies and the Fund intends to use these MLP distributions in an effort to meet its investment objective.

      As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

      Because the MLP itself does not pay tax on MLP income, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a tax-deferred return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units plus such investor's allocable share of the MLP's debt, if any. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each capital contribution and allocation of taxable income.

      For a further discussion and a description of MLP tax matters, see the section entitled "Tax Matters."

THE FUND'S INVESTMENTS

      The types of securities in which the Fund may invest include, but are not limited to, the following:

      Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy sector MLPs. Equity securities currently consist of common units, subordinated units and I-Shares (each discussed below). The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of the MLPs. The Fund also may invest up to 15% of Managed Assets in equity or debt securities of non-MLPs or energy companies.

      The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

      Certain of the energy companies in which the Fund invests and may in the future invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies may involve greater risk than is associated with investing in more established MLPs, MLP-related entities and energy companies. Smaller capitalization MLPs, MLP-related entities and energy companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established MLPs, MLP-related entities and energy companies.

      MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow

(cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

      MLP Subordinated Units. MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund may purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including arrearage, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

      MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-Units. I-Units have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional I-Units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliate's receipt of I-Units, rather than cash distributions. I-Shares themselves have limited voting rights similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the New York Stock Exchange.

      Equity Securities of Energy Companies. The Fund does not intend to invest more than 35% of its Managed Assets in equity securities issued by energy companies which are not MLPs. The Fund intends to purchase these equity securities in market transactions but also may purchase securities directly from the issuers in private placements. To generate additional income, the Fund may write (or sell), covered call options on the common stock of energy companies held in the Fund's portfolio.

      Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P's or "B3" by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Advisor to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

      Below Investment Grade Debt Securities. The Fund may invest up to 25% of its Managed Assets in below investment grade securities. The below investment grade debt securities in which the Fund invests are rated from "B3" to Bal by Moody's, from "B-" to "BB+" by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Sub-Advisor to be of comparable quality.

      Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Fund invests in below investment grade securities, your investment in the Fund is subject to the following specific risks:

        o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

        o   greater risk of loss due to default or declining credit quality;

        o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

        o if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

      Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

      The Fund will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Fund, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments if it is recoverable at all.

      See Appendix A to this Statement of Additional Information for a description of Moody's and S&P's ratings.

      Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

      Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Sub-Advisor has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered for public sale, the Fund may have to cause those securities to be registered. In situations in which the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Thinly-Traded Securities. The Fund also may invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs, I-Shares of MLP-related entities and common stock of certain energy companies trade on the New York Stock Exchange, The Nasdaq National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Fund believes it is desirable to do so. Thinly-traded securities also are more difficult to value and the Sub-Advisor's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Fund's capital in thinly-traded securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

      Margin Borrowing. Although it does not currently intend to, the Fund may in the future use margin borrowing of up to 33-1/3% of total Managed Assets for investment purposes when the Sub-Advisor believes it will enhance returns. Margin borrowings by the Fund create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

COVERED CALL OPTION TRANSACTIONS

      Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

      If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

STRATEGIC TRANSACTIONS

      The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to reduce interest rate risks arising from the use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund writes (or sells), covered call options on the common stock of energy companies held in the Fund's portfolio. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

      Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

      Writing Covered Options. The Fund writes (or sells), covered call options on the common stock of energy companies held in the Fund's portfolio. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

      All call and put options written by the Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Advisor will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

      Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

      Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      If, in the opinion of the Sub-Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

      When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

      Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund generally will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate or commodity swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities, including the Notes, or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate or commodity swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

      In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund usually will enter into equity and interest rate or commodity swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

      The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell interest rate or commodity caps or floors that it does not own. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor.

      Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate or commodity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

OVER-THE-COUNTER MARKET RISK

      The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

LEGISLATION RISK

      At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

      General Description of Hedging Strategies. As more fully described above, the Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any leverage by the Fund and to mitigate risks. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), swap agreements and related instruments.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "Commission"), the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities.

      General Limitations on Futures and Options Transactions. The Fund relies on a CFTC rule which provides for an exclusion for the Fund from the definition of Commodity Pool Operator ("CPO"). The Advisor has also relied on another CFTC rule which provides an exclusion from the definition of Commodity Trading Advisor ("CTA") for persons which are excluded from the CPO definition as described above and whose commodity interest advisory activities are solely incidental to the operation of the Fund. As a result of these exclusions, neither the Advisor nor the Fund have been subject to registration or regulation as a CTA or CPO, as applicable. However, the CFTC has adopted rule amendments which would require operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or submit to dual regulation by the CFTC and the SEC. The rule amendments limit transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. Upon the effective compliance date of the amended rules, the Advisor intends to either claim an exclusion from the definition of a CPO with respect to the Fund under the amended rules or, if required, register as a CPO with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Commission and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. The Fund may enter into securities-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security Futures Contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a Futures Contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most Futures Contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures Contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, Futures Contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the Futures Contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in Futures Contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

             (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

SWAP AGREEMENTS

      For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

      As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

      Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

      Portfolio trading will be undertaken as determined by the Fund's Sub-Advisor. There are no limits on the rate of portfolio turnover. For the fiscal year ended November 30, 2011, the Fund's portfolio turnover rate was approximately 16%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. See "Tax Matters" in the Fund's Prospectus and in this Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P., which is the investment advisor to the Fund ("First Trust Advisors" or the "Advisor"), or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes:
Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee was elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The Board has determined that, based on his qualifications and other factors, having Mr. Bowen, an Interested Trustee, serve as Chairman of the Board is not detrimental to the Fund. The officers of the Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                NUMBER OF           OTHER
                                                                                              PORTFOLIOS IN     DIRECTORSHIPS
                                                TERM OF OFFICE(2)                            THE FIRST TRUST       HELD BY
                             POSITION AND         AND YEAR FIRST    PRINCIPAL OCCUPATIONS     FUND COMPLEX      TRUSTEE DURING
 NAME, ADDRESS AND DATE OF      OFFICES             ELECTED OR        DURING THE PAST 5        OVERSEEN BY        THE PAST 5
          BIRTH                WITH FUND            APPOINTED               YEARS                TRUSTEE            YEARS

Trustee who is an
Interested Person of the Fund
-----------------------------

James A. Bowen(1)            Chairman of the    o Class III (3)     Chief Executive          91 Portfolios      None
120 East Liberty Drive,      Board and Trustee                      Officer (December
  Suite 400                                                         2010 to Present),
Wheaton, IL 60187                               o 2004              President (prior to
D.O.B.: 09/55                                                       and including
                                                                    December 2005 to
                                                                    December 2010), First
                                                                    Trust Advisors L.P.
                                                                    and First Trust
                                                                    Portfolios L.P.;
                                                                    Chairman of the Board
                                                                    of Directors,
                                                                    BondWave LLC
                                                                    (Software Development
                                                                    Company/Investment
                                                                    Advisor) and
                                                                    Stonebridge Advisors
                                                                    LLC  (Investment
                                                                    Advisor)

Independent Trustees
-----------------------------

Richard E. Erickson          Trustee            o Class II (3)      Physician; President,    91 Portfolios      None
c/o First Trust Advisors                                            Wheaton Orthopedics;
L.P.                                                                Co-owner and
120 East Liberty Drive,                         o 2004              Co-Director (January
  Suite 400                                                         1996 to May 2007),
Wheaton, IL 60187                                                   Sports Med Center for
D.O.B.: 04/51                                                       Fitness; Limited
                                                                    Partner, Gundersen
                                                                    Real Estate Limited
                                                                    Partnership; Member,
                                                                    Sportsmed LLC

Thomas R. Kadlec             Trustee            o Class II (3)      President (March 2010    91 Portfolios      Director of
c/o First Trust Advisors                                            to Present), Senior                         ADM Investor
L.P.                                            o 2004              Vice President and                          Services,
120 East Liberty Drive,                                             Chief Financial                             Inc. and ADM
  Suite 400                                                         Officer (May 2007                           Investor
Wheaton, IL 60187                                                   to March 2010),                             Services
D.O.B.: 11/57                                                       Vice President                              International
                                                                    and Chief Financial
                                                                    Officer (1990 to
                                                                    May 2007), ADM
                                                                    Investor Services,
                                                                    Inc. (Futures Commission
                                                                    Merchant)


                                     - 35 -


                                                                                                NUMBER OF           OTHER
                                                                                              PORTFOLIOS IN     DIRECTORSHIPS
                                                TERM OF OFFICE(2)                            THE FIRST TRUST       HELD BY
                             POSITION AND         AND YEAR FIRST    PRINCIPAL OCCUPATIONS     FUND COMPLEX      TRUSTEE DURING
 NAME, ADDRESS AND DATE OF      OFFICES             ELECTED OR        DURING THE PAST 5        OVERSEEN BY        THE PAST 5
          BIRTH                WITH FUND            APPOINTED               YEARS                TRUSTEE            YEARS

Robert F. Keith              Trustee            o Class I (3)       President (2003 to       91 Portfolios      Director of
c/o First Trust Advisors                                            Present), Hibs                              Trust Company
L.P.                                            o 2006              Enterprises                                 of Illinois
120 East Liberty Drive,                                             (Financial and
  Suite 400                                                         Management
Wheaton, IL 60187                                                   Consulting)
D.O.B.: 11/56

Niel B. Nielson              Trustee            o Class III (3)     President and Chief      91 Portfolios      Director of
c/o First Trust Advisors                                            Executive Officer, Dew                      Covenant
L.P.                                            o 2004              Learning LLC (July                          Transport
120 East Liberty Drive,                                             2012 to Present);                           Inc.
  Suite 400                                                         President (June
Wheaton, IL 60187                                                   2002 to July 2012),
D.O.B.: 03/54                                                       Covenant College


Officers of the Fund
-----------------------------

Mark R. Bradley              President and      o Indefinite term   Chief Financial          N/A                N/A
120 East Liberty Drive       Chief Executive                        Officer and Chief
  Suite 400                  Officer                                Operating Officer
Wheaton, IL 60187                               o January 2012      (December 2010 to
D.O.B.: 11/57                                                       Present), First Trust
                                                                    Advisors L.P. and
                                                                    First Trust
                                                                    Portfolios L.P.;
                                                                    Chief Financial
                                                                    Officer, BondWave LLC
                                                                    (Software Development
                                                                    Company/Investment
                                                                    Advisor) and
                                                                    Stonebridge Advisors
                                                                    LLC (Investment
                                                                    Advisor)

Erin E. Chapman              Assistant          o Indefinite term   Assistant General        N/A                N/A
120 East Liberty Drive       Secretary                              Counsel (October 2007
  Suite 400                                     o 2009              to Present),
Wheaton, IL 60187                                                   Associate Counsel
D.O.B.: 08/76                                                       (March 2006 to
                                                                    October 2007), First
                                                                    Trust Advisors L.P.;
                                                                    Associate Attorney
                                                                    (November 2003 to
                                                                    March 2006) Doyle &
                                                                    Bolotin, Ltd.

James M. Dykas               Treasurer, Chief   o Indefinite term   Controller (January      N/A                N/A
120 East Liberty Drive       Financial Officer                      2011 to Present),
  Suite 400                  and Chief          o January 2012      Senior Vice President
Wheaton, IL 60187            Accounting                             (April 2007 to
D.O.B.: 01/66                Officer                                January 2011), Vice
                                                                    President (January
                                                                    2005 to April 2007),
                                                                    First Trust Advisors
                                                                    L.P. and First Trust
                                                                    Portfolios L.P.

Christopher R. Fallow        Assistant Vice     o Indefinite term   Assistant Vice           N/A                N/A
120 East Liberty Drive       President                              President (August
  Suite 400                                     o 2006              2006 to Present),
Wheaton, IL 60187                                                   Associate (January
D.O.B.: 04/79                                                       2005 to August 2006),
                                                                    First Trust Advisors
                                                                    L.P. and First Trust
                                                                    Portfolios L.P.


                                     - 36 -


                                                                                                NUMBER OF           OTHER
                                                                                              PORTFOLIOS IN     DIRECTORSHIPS
                                                TERM OF OFFICE(2)                            THE FIRST TRUST       HELD BY
                             POSITION AND         AND YEAR FIRST    PRINCIPAL OCCUPATIONS     FUND COMPLEX      TRUSTEE DURING
 NAME, ADDRESS AND DATE OF      OFFICES             ELECTED OR        DURING THE PAST 5        OVERSEEN BY        THE PAST 5
          BIRTH                WITH FUND            APPOINTED               YEARS                TRUSTEE            YEARS

Rosanne Gatta                Assistant          o Indefinite Term   Board Liaison            N/A                N/A
120 East Liberty Drive       Secretary                              Associate (July 2010
  Suite 400                                     o 2011              to Present), First
Wheaton, IL  60187                                                  Trust Advisors L.P.
D.O.B.: 07/55                                                       and First Trust
                                                                    Portfolios L.P.,
                                                                    Assistant Vice
                                                                    President (February
                                                                    2001 to July 2010),
                                                                    PNC Global Investment
                                                                    Servicing

W. Scott Jardine             Secretary          o Indefinite term   General Counsel,         N/A                N/A
120 East Liberty Drive                                              First Trust Advisors
  Suite 400                                     o 2004              L.P. and First Trust
Wheaton, IL 60187                                                   Portfolios L.P.;
D.O.B.: 05/60                                                       Secretary,  BondWave LLC
                                                                    (Software Development
                                                                    Company/Investment
                                                                    Advisor) and Stonebridge
                                                                    Advisors LLC (Investment
                                                                    Advisor)

Daniel J. Lindquist          Vice President     o Indefinite term   Senior Vice President    N/A                N/A
120 East Liberty Drive                                              (September 2005 to
  Suite 400                                     o 2005              Present), Vice
Wheaton, IL 60187                                                   President (April 2004
D.O.B.: 02/70                                                       to September 2005),
                                                                    First Trust Advisors
                                                                    L.P. and First Trust
                                                                    Portfolios L.P.

Coleen D. Lynch              Assistant Vice     o Indefinite term   Assistant Vice           N/A                N/A
120 East Liberty Drive       President                              President (January
  Suite 400                                     o 2008              2008 to Present),
Wheaton, IL 60187                                                   First Trust Advisors
D.O.B.: 07/58                                                       L.P. and First Trust
                                                                    Portfolios L.P.; Vice
                                                                    President (May 1998
                                                                    to January 2008), Van
                                                                    Kampen Asset
                                                                    Management and Morgan
                                                                    Stanley Investment
                                                                    Management

Kristi A. Maher              Assistant          o Indefinite term   Deputy General           N/A                N/A
120 East Liberty Drive       Secretary and                          Counsel (May 2007 to
  Suite 400                  Chief Compliance   o Assistant         Present), Assistant
Wheaton, IL 60187            Officer              Secretary since   General Counsel
D.O.B.: 12/66                                     2004 and CCO      (March 2004 to May
                                                  since 2011        2007), First Trust
                                                                    Advisors L.P. and
                                                                    First Trust
                                                                    Portfolios L.P.

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, investment advisor of the Fund.

(2) Officer positions with the Fund have an indefinite term. Effective January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and member of the Executive Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund. Mr. Bradley previously served as Treasurer, Chief Financial Officer and Chief Accounting Officer and Mr. Dykas previously served as Assistant Treasurer, each since 2004.

(3) Currently, Robert F. Keith, as a Class I Trustee, is serving a term until the Fund's 2014 annual meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term until the Fund's 2012 annual meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term until the Fund's 2013 annual meeting.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Defined Portfolio Fund, LLC, open-end funds with two and eight portfolios, respectively, advised by First Trust Advisors; First Trust Energy Infrastructure Fund, First Trust High Income Long/Short Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Global Equity Dividend Fund, First Trust Global Resource Solution Fund, First Trust Strategic Allocation Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 69 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bradley and the other officers of the Fund (other than Christopher Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. The Board has determined that Mr. Bowen is the most appropriate Trustee to serve as Chairman. Mr. Fallow serves as Assistant Vice President of all the closed-end funds and the First Trust Series Fund only.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees reviews its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of each Fund and, prior to the election of Mark R. Bradley which, as noted above, became effective on January 23, 2012, also served as the Chief Executive Officer and President of each Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term or until his successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the First Trust Funds, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review the performance of the First Trust Funds. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Mr. Keith and Mr. Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held 13 meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE Amex. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. The Board of Trustees has also adopted a mandatory retirement age of 72. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable First Trust Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held 4 meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held 4 meetings.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE Amex, serve on the Audit Committee. Messrs. Kadlec and Keith have been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. During the last fiscal year, the Audit Committee held 8 meetings.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1,
2012) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009) and Chairman of the Audit Committee (2010 - 2011) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2012) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee (since January 1, 2012) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002-2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and as Lead Independent Trustee (2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2012) of the First Trust Funds.

      Interested Trustee. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P., and until January 23, 2012, also served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, each Trustee was elected for an initial term of one, two or three years depending on the class. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Until January 1, 2012, each trust in the First Trust Fund Complex paid each Independent Trustee an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Mr. Nielson was paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec was paid annual compensation of $5,000 to serve as Chairman of the Audit Committee, Dr. Erickson was paid annual compensation of $2,500 to serve as Chairman of the Valuation Committee and Mr. Keith was paid annual compensation of $2,500 to serve as Chairman of the Nominating and Governance Committee. This annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex.

      Effective January 1, 2012, each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

      Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. The officers and "Interested Trustee" receive no compensation from the Fund for acting in such capacities.

      The following table sets forth compensation paid by the Fund during the Fund's last fiscal year to each of the Independent Trustees and total compensation paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund's officers are compensated by First Trust Advisors.

                                      AGGREGATE             TOTAL COMPENSATION
                                    COMPENSATION           FROM THE FIRST TRUST
 NAME OF TRUSTEE                  FROM THE FUND (1)          FUND COMPLEX (2)

 Richard E. Erickson                    $9,600                  $177,025.00
 Thomas R. Kadlec                       $9,696                  $178,750.00
 Robert F. Keith                        $9,600                  $177,025.00
 Niel B. Nielson                       $10,205                  $187,706.86

--------------------

(1) The compensation paid by the Fund to the Independent Trustees for the last fiscal year for services to the Fund.

(2) The total estimated compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Trust Series Fund and the First Defined Portfolio Fund, LLC, open-end funds (with two and eight portfolios, respectively), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust Mortgage Income Fund, the First Trust Strategic High Income Fund II, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Active Dividend Income Fund, the First Trust High Income Long/Short Fund and the First Trust Energy Infrastructure Fund.

      As of December 31, 2011, the Fund had three employees. Shareholders of the Fund will elect certain Trustees at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2011:

                                                   AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                         DOLLAR RANGE OF        REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES          OVERSEEN BY TRUSTEE IN THE
TRUSTEE                    IN THE FUND              FIRST TRUST FUND COMPLEX

James A. Bowen           None                          $50,001 - $100,000
Richard E. Erickson      $1 - $10,000                  Over $100,000
Thomas R. Kadlec         $10,000 - $50,000             Over $100,000
Robert F. Keith          None                          Over $100,000
Niel B. Nielson          $1 - $10,000                  Over $100,000

      As of December 31, 2011, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of December 31, 2011, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of the Fund.

CONTROL PERSONS

      To the knowledge of the Fund, as of January 31, 2012, no single shareholder or "group" (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. Information as to beneficial ownership of Shares, including percentage of Shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of January 31, 2012. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Common Shares of beneficial interest listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

-------------------------------------------------- ---------------------------- --------------------------------

                NAME AND ADDRESS                       SHARES BENEFICIALLY          % OF OUTSTANDING SHARES
               OF BENEFICIAL OWNER                            OWNED                   BENEFICIALLY OWNED
-------------------------------------------------- ---------------------------- --------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive
Phoenix, AZ  85016                                            985,088                        6.97%
-------------------------------------------------- ---------------------------- --------------------------------


                                     - 45 -


-------------------------------------------------- ---------------------------- --------------------------------

                NAME AND ADDRESS                       SHARES BENEFICIALLY          % OF OUTSTANDING SHARES
               OF BENEFICIAL OWNER                            OWNED                   BENEFICIALLY OWNED
-------------------------------------------------- ---------------------------- --------------------------------

Citigroup Global Markets Inc.
700 Red Brook Blvd, Suite 300
Owings Mills, MD  21117                                       823,091                        5.83%
-------------------------------------------------- ---------------------------- --------------------------------

First Clearing, LLC
One North Jefferson Street
St. Louis, MO  63103                                        2,606,751                       18.46%
-------------------------------------------------- ---------------------------- --------------------------------

Morgan Stanley Smith Barney
2000 Westchester Avenue
Purchase, NY  10577                                           993,721                        7.04%
-------------------------------------------------- ---------------------------- --------------------------------

National Financial Services, LLC
200 Liberty Street
New York, NY  10281                                           846,114                        5.99%
-------------------------------------------------- ---------------------------- --------------------------------

Pershing LLC
1 Pershing Plaza
Jersey City, NJ  07399                                        771,750                        5.46%
-------------------------------------------------- ---------------------------- --------------------------------

Robert W. Baird & Co., Inc.
777 E. Wisconsin Avenue
9th Floor
Milwaukee, WI  53202                                          972,803                        6.89%
-------------------------------------------------- ---------------------------- --------------------------------

                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $48 billion in assets which it managed or supervised as of December 31, 2011. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners.

Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to 14 mutual funds, four exchange-traded funds consisting of 60 series and 13 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and during the period from January 1992 through February 8, 2012, more than $172 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      Pursuant to the Investment Management Agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      Pursuant to a sub-advisory agreement among the Fund, the Advisor and the Sub-Advisor, (the "Sub-Advisory Agreement"), the Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 26% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.36% of net assets attributable to common shares. See "Summary of Fund Expenses" in the Fund's Prospectus.

CODE OF ETHICS

      The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Energy Income Partners. Energy Income Partners' Proxy Voting Policy is set forth in Appendix B to the Statement of Additional Information.

      Information regarding how the Fund voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the Commission's website at http://www.sec.gov.

                                  SUB-ADVISOR

      Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

      Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment advisor and serves as investment advisor or portfolio supervisor to investment portfolios with approximately $1.5 billion of assets as of December 31, 2011.

      Energy Income Partners is a Delaware limited liability company and an SEC-registered investment advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related master limited partnerships and other high payout securities in the energy sector. In addition to serving as Sub-Advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and advisor or sub-advisor to two private registered investment companies. Energy Income Partners also serves as the sub-advisor to the First Trust Energy Infrastructure Fund (NYSE: FIF). Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers. Energy Income Partners currently has a staff of eight persons.

      First Trust Capital Partners, LLC, an affiliate of the Advisor, purchased, through a wholly-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor.

      James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

      Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with Energy Income Partners since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during Energy Income Partners' affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

      Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

      Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

------------------------------ --------------------------------------------------------------------------------------
                                    NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE

                                                              AS OF NOVEMBER 30, 2011
------------------------------ --------------------------------------------------------------------------------------
                                 REGISTERED INVESTMENT             OTHER POOLED
                                       COMPANIES
                                 (OTHER THAN THE FUND)          INVESTMENT VEHICLES            OTHER ACCOUNTS
------------------------------ --------------------------- ------------------------------ --------------------------

                               Number:  2                        Number:  3                 Number:  380
                               Assets:  $546 million             Assets:  $151 million      Assets:  $267 million
------------------------------ --------------------------- ------------------------------ --------------------------

      Each of the three other pooled investment vehicles managed by the Sub-Advisor, totaling $151 million in assets under management as of November 30, 2011, is subject to performance-based advisory fees. Two of the 380 other accounts managed by the Sub-Advisor, totaling $36 million in assets under management as of November 30, 2011, are subject to performance-based advisory fees.

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the potential conflicts described below.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

      With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

      The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

      The Fund paid the Advisor $8,634,007 in advisory fees in the aggregate for the last three fiscal years ending November 30, 2011. The Advisor paid the Sub-Advisor $4,317,004 in sub-advisory fees in the aggregate for the last three fiscal years ending November 30, 2011. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Advisor considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Sub-Advisor and/or its affiliates. If approved by the Fund's Board of Trustees, the Sub-Advisor may select an affiliated broker-dealer to effect transactions in the Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act. The Fund paid brokerage commissions in the amounts of $421,127, $428, 905 and $316,694 in 2011, 2010 and
2009, respectively. The Fund did not pay any brokerage commissions to any affiliated persons of the Fund.

      Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

      In light of the above, in selecting brokers, the Sub-Advisor may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor or the Fund. The Sub-Advisor believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to the Advisor under the Investment Management Agreement is not reduced as a result of receipt by the Advisor or the Sub-Advisor of research services.

      The Advisor and Sub-Advisor may place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor in servicing all of its accounts; not all of such services may be used by the Sub-Advisor in connection with the Fund. The Sub-Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) they advise. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of Trustees.

      Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration of Trust, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund,
(5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

      As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

      Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. Before deciding whether to take any action if the Fund's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE Amex, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE Amex, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the NYSE Amex. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                                NET ASSET VALUE

      The NAV of the common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined daily as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). U.S. debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received and option premiums) and dividing the result by the total number of common shares outstanding. The Fund relies to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to MLP units held by the Fund and to estimate associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumption regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

      The assets in the Fund's portfolio are valued daily in accordance with Valuation Procedures (as defined below) adopted by the Trustees. The Sub-Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for unlisted investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by Valuation Procedures adopted by the Trustees, and in accordance with the provisions of the 1940 Act.

      For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on Nasdaq are valued at the Nasdaq Official Closing Price as determined by Nasdaq. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on Nasdaq, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis.

      Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

      Unlisted Investments--Fair Value. When applicable, fair value is determined by the Board of Trustees or its designee. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

        o   the projected cash flows for the issuer or borrower;

        o   the fundamental business data relating to the issuer or borrower;

        o an evaluation of the forces which influence the market in which these securities are purchased and sold;

        o   the type, size and cost of holding;

        o   the financial statements of the issuer or borrower;

        o the credit quality and cash flow of issuer, based on the Sub-Advisor's or external analysis;

        o   the information as to any transactions in or offers for the holding;

        o the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

        o   the coupon payments;

        o the quality, value and saleability of collateral securing the security or loan;

        o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's or borrower's management;

        o the prospects for the issuer's or borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

        o any decline in value over time due to the nature of the assets - for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports); and

        o   other relevant factors.

      If the Board of Trustees or its designee cannot obtain a market value or the Board of Trustees or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) will be valued based upon a fair value methodology, which has typically been at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such fair value methodologies will be presented to the Board of Trustees or a designated committee thereof no less frequently than quarterly.

      The Valuation Procedures also provide that the Board of Trustees or its designee will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on the anticipated timing of distributions by the Fund to its shareholders.

      The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as determined for federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Fund invests will not equal the amount of taxable income allocable to the Fund primarily due to depreciation and amortization recorded by MLPs which generally results in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Board of Trustees or its designee will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of the Fund's earnings and profits, as described in Section 312 of the Internal Revenue Code of 1986, as amended (the "Code").

                                  TAX MATTERS

      The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED

      This section and the discussion in the Prospectus provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the common shares. It does not address all federal income tax consequences that may apply to investment in the common shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code, on Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the common shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of common shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the U.S. dollar or (iv) persons that do not hold common shares as capital assets within the meaning of Section 1221 of the Code.

      For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

      The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund is subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income generally would include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the common shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

      The MLPs in which the Fund intends to invest generally are treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

      The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

      In general, for certain periods in the investment life cycle, energy ventures historically have generated taxable income in amounts less than the amount of cash distributions that they have produced. The Fund anticipates that it will not incur U.S. federal income tax on a significant portion of its cash low received, particularly after taking into account the Fund's current operating expenses. However, the Fund's particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by the Fund.

      Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions of cash received by the Fund by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

      In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

      The Fund is not treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests under current law. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or common shareholders of the Fund.

TAXATION OF THE SHAREHOLDERS

      Distributions. The Fund's distributions will be treated as dividends to common shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

      The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2012.

After 2012, individuals will be taxed at ordinary rates on dividend income, unless such favorable treatment is extended by new legislation. The current maximum rate for individuals on ordinary income is 35%. This rate is scheduled to increase to 39.6% after 2012. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met.

      If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. Corporations are taxed on capital gains at their ordinary graduated rates.

      A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for federal income tax purposes.

      Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

      A common shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating common shareholder and the participating common shareholder reinvested such amount in additional Fund common shares.

      The Fund will notify common shareholders annually as to the federal income tax status of Fund distributions to them.

      Distributions from the Fund after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

      Sale of Shares. Upon the sale of common shares, a common shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the common shareholder's tax basis of common shares sold. As discussed above, such tax basis may be less than the price paid for the common shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common shares were capital assets held for more than one year. The federal income tax treatment of long-term capital gains is described above. The deductibility of capital losses is subject to limitations. In addition, the gross proceeds from dispositions of interests in the Fund after December 31, 2014 may be subject to a U.S. withholding tax of 30% in the case of payments to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

      Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012 This tax will generally apply to the net investment income of a shareholder who is an individual if such shareholder's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of a married couple filing joint returns and $200,000 in the case of single individuals.

      Information Reporting and Withholding. The Fund will be required to report annually to the Internal Revenue Service (the "IRS"), and to each common shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common shareholder (other than common shareholders who are not subject to the reporting requirements without supplying any documentation) that is a U.S. person will be required to provide the Fund, under penalties of perjury, an IRS Form W-9 or an equivalent form containing the common shareholder's name, address, correct federal taxpayer identification number and a statement that the common shareholder is not subject to backup withholding. Should a non-exempt common shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate is 28%, but such rate is scheduled to increase to 31% after December 31, 2012. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the common shareholder's federal income tax liability provided the required information is furnished to the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

      Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

      MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

      Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund currently invests in energy MLPs that derive income from such sources, so the income of the MLPs should qualify as qualifying income.

      As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions received by the Fund, by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses, and increased for capital contributions and by the Fund's allocable share of net income and gains.

      When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

      The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

      Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's common shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

      Other Investments. The Fund may attempt to, generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(1) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (2) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

              ERV = P(1+T)/n/

      Where P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

              ATV/D/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
       ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

              ATV/DR/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions and redemption)
            n = number of years
      ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

              Yield = 2 [( a-b/cd +1)/6/ - 1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.

                                    EXPERTS

      The Financial Highlights that appear in the Prospectus and the Financial Statements of the Fund as of and for the year ended November 30, 2011, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report on the 2011 financial statements and the financial highlights for the five years in the period then ended thereon incorporated by reference in this Statement of Additional Information, and is incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing services. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      The Bank of New York Mellon, One Wall Street, New York, New York 10286 serves as custodian for the Fund. As such, The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. BNY Mellon Investment Servicing (US) Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission. The Fund's Prospectus, any prospectus supplement and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus, any prospectus supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's financial statements and financial highlights and the reports of Deloitte & Touche LLP thereon, contained in the following documents filed by the Fund with the Commission, are hereby incorporated by reference into, and are made part of, this Statement of Additional Information: The Fund's Annual Report for the year ended November 30, 2011 contained in the Fund's Form N-CSR filed with the Commission on February 3, 2012. A copy of such Annual Report must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A
                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

        o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        o   Nature of and provisions of the obligation; and

        o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

      A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

      A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

        o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

        o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

I

      This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

PI

      Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

   o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

   o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

   o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

   o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

   o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

   o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

SF

      The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001. R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated class and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody's general long-term or short-term rating sale, depending upon the intended tenor of the notes to be issued under the program.

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

              a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

              b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

              c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

              a. the selective payment default on a specific class or currency of debt;

              b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

              c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

              d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

        o The ratings do not predict a specific percentage of default likelihood over any given time period.

        o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

        o The ratings do not opine on the liquidity of the issuer's securities or stock.

        o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

        o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

        o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
      CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C
      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

         Limitations of the Short-Term Ratings
            Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

         o The ratings do not predict a specific percentage of default likelihood over any given time period.

         o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

         o The ratings do not opine on the liquidity of the issuer's securities or stock.

         o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

         o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                   APPENDIX B

                          ENERGY INCOME PARTNERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

      If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

      Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

        o   ensuring that proxies are voted in the best interest of clients;

        o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

        o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities; and

        o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


ENGAGEMENT OF INSTITUTIONAL SHAREHOLDER SERVICES INC.

Group

      With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. ("ISS"), formerly known as RiskMetrics Group, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

Conflicts of Interest in Proxy Voting

      There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

      EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS's own pre-existing proxy voting guidelines.

Disclosure on How Proxies Were Voted

      EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

      It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

Proxy Materials

      EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

      In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      * Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      * Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      * Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

OVERSIGHT OF POLICY

      The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

RECORDKEEPING ON PROXIES

      It is the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

        o   a copy of EIP's proxy voting policies and procedures;

        o a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC's EDGAR system to satisfy this requirement);

        o a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

        o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

        o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures; and

        o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

      For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.